UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM N-CSR CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-00121
Name of Registrant:	Vanguard Wellington Fund
Address of Registrant:	P. O. Box 2600
Valley Forge, PA 19482
Name and address of agent for service:	Anne E. Robinson, Esquire
P. O. Box 876
Valley Forge, PA 19482
Registrant s telephone number, including area code: (610) 669-1000
Date of fiscal year end: November 30
Date of reporting period: December 31, 2016 November 30, 2017
Item 1: Reports to Shareholders

Annual Report | November 30, 2017

Vanguard Wellington™ Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds.

Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Performance at a Glance.	1
Chairman’s Perspective.	3
Advisor’s Report.	7
Results of Proxy Voting.	11
Fund Profile.	13
Performance Summary.	15
Financial Statements.	17
Your Fund’s After-Tax Returns.	37
About Your Fund’s Expenses.	38
Trustees Approve Advisory Arrangement.	40
Glossary.	42

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Nautical images have been part of Vanguard’s rich heritage since its start in 1975. For an incoming ship, a lighthouse offers a beacon and safe path to shore. You can similarly depend on Vanguard to put you first––and light the way––as you strive to meet your financial goals. Our client focus and low costs, stemming from our unique ownership structure, assure that your interests are paramount.

Your Fund’s Performance at a Glance

• For the 12 months ended November 30, 2017, Vanguard Wellington Fund returned nearly 16%, slightly underperforming its benchmark and the average return of its peers.

• The Wellington Fund, the nation’s oldest balanced fund, has about 65% of its assets invested in stocks and 35% in bonds. The fund is broadly diversified across all market sectors.

• The stock portion returned 22.39%, slightly underperforming the 22.87% return of its benchmark, the Standard & Poor’s 500 Index. Stocks of industrial and consumer staples companies added most to the fund’s performance relative to the benchmark. Information technology and health care stocks were the biggest laggards.

• The fund’s fixed income portfolio returned 4.85%, slightly ahead of the 4.83% return of its benchmark, the Bloomberg Barclays U.S. Credit A or Better Bond Index. Security selection within investment-grade corporate bonds helped relative performance.

Total Returns: Fiscal Year Ended November 30, 2017
Total
Returns
Vanguard Wellington Fund
Investor Shares	15.72%
Admiral™ Shares	15.81
Wellington Composite Index	16.27
Mixed-Asset Target Allocation Growth Funds Average	15.82
For a benchmark description, see the Glossary.
Mixed-Asset Target Allocation Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Total Returns: Ten Years Ended November 30, 2017
Average
Annual Return
Wellington Fund Investor Shares	7.32%
Wellington Composite Index	7.31
Mixed-Asset Target Allocation Growth Funds Average	5.14
For a benchmark description, see the Glossary.
Mixed-Asset Target Allocation Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
Wellington Fund	0.25%	0.16%	0.92%

The fund expense ratios shown are from the prospectus dated March 24, 2017, and represent estimated costs for the current fiscal year.
For the fiscal year ended November 30, 2017, the fund’s expense ratios were 0.25% for Investor Shares and 0.17% for Admiral Shares.
The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2016.

Peer group: Mixed-Asset Target Allocation Growth Funds.

Chairman’s Perspective

Bill McNabb
Chairman and Chief Executive Officer

Dear Shareholder,

In my more than 30 years at Vanguard, I’ve seen both the best and worst that the markets have to offer.

A bullish start

The first part of my tenure, from 1986 through 1999, coincided with one of the greatest bull markets in stocks and bonds. To be sure, there were disruptions along the way, including the 1987 stock market crash and the 1997 Asian financial crisis. But the overall experience was that of a seemingly tireless bull, with investors earning robust returns.

U.S. stocks climbed an average of about 19% a year during that period, and U.S. bonds rose almost 9%.1

Of course, I paid close attention to such sound investing practices as choosing the right asset allocation, rebalancing in a disciplined fashion, thinking long-term, and—especially important—keeping costs low. But even investors who didn’t focus on these were doing well. It seemed hard to go wrong when everything was going right.

A tough second half

During the second part of my tenure, the markets have been more challenging. We’ve seen two severe corrections: the 2001–2002 dot-com bust and the brutal 2008–2009 Global Financial Crisis.

1 For calendar years 1986 through 1999, as measured by the Standard & Poor’s 500 Index and the Bloomberg Barclays U.S. Aggregate
Bond Index.

Markets have clearly performed well over the years since the crisis, but they’ve done so against a backdrop of heightened uncertainty fueled by postcrisis regulatory changes and unprecedented monetary policy stimulus—not to mention stubbornly low economic growth, wage increases, and inflation.

Those factors are reflected in the far more modest market returns from 2000 through 2016: U.S. stocks gained an average of about 6% a year and U.S. bonds about 5%.2

In this more volatile, lower-return environment, those sound investing practices that may not have mattered to some investors in the earlier period actually mattered an awful lot.

What might the future hold?

No one can say for certain what lies ahead for the markets. However—and I realize this isn’t necessarily what investors want to hear—there are signs pointing to an increasingly challenging environment for both stocks and bonds.

Market Barometer
	Average Annual Total Returns
	Periods Ended November 30, 2017
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	22.61%	10.73%	15.69%
Russell 2000 Index (Small-caps)	18.34	11.14	15.02
Russell 3000 Index (Broad U.S. market)	22.27	10.75	15.63
FTSE All-World ex US Index (International)	27.59	6.18	7.46

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	3.21%	2.11%	1.98%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	5.58	2.79	2.55
Citigroup Three-Month U.S. Treasury Bill Index	0.77	0.34	0.21

CPI
Consumer Price Index	2.20%	1.46%	1.39%

2 For calendar years 2000 through 2016, as measured by the S&P 500 Index and the Bloomberg Barclays U.S. Aggregate Bond Index.

Our economists recently issued Vanguard’s economic and market outlook for 2018. The report is packed with valuable insights about the global economy, inflation, interest rates, monetary policy, stock valuations, and bond yields. (You can read it at vanguard.com/research.)

A key takeaway is that investors should anticipate more “muted”—that’s economist-speak for “lower”—portfolio returns over the next ten years.

Given that outlook, the sound investing practices we’ve long promoted—diversification, rebalancing, discipline, and minimizing of costs—will be even more important for investment success. That’s true whether you’re an individual investor, an institutional investor, or an advisor working with clients.

Expectations for market returns

To develop Vanguard’s outlook, our economists use a proprietary statistical model that looks at a variety of inputs—valuations in particular—to run simulations over extended periods.* The output from the model includes ranges of potential returns from various asset classes and the probabilities of those outcomes.

For global stocks, the model projects that average annual returns over the next ten years could fall anywhere between roughly 0% and more than 10%, with the most likely outcome being 4.5%–6.5%. That range is far from a certainty, but for planning purposes, it’s a solid starting point. And it’s significantly lower than stocks’ long-term historical return of about 10% per year. Largely because of elevated valuations, the projected return range for U.S. stocks over the next ten years is even lower, at 3%–5%.

As for bonds, we expect action by the Federal Reserve and other major central banks to push yields a little higher, especially for shorter-term bonds. That upward movement would weigh on bond prices. Investors, though, would end up earning a little more income, which over time should more than offset any price declines.

The most likely range of average annual returns for global bonds over the next ten years is 2%–3%, according to our model. That’s also significantly lower than the long-term annual historical return of more than 5%.

* IMPORTANT: The projections and other information generated by the Vanguard Capital Markets Model regarding the likelihood of various investment outcomes are hypothetical in nature, do not reflect actual investment results, and are not guarantees of future results. VCMM results will vary with each use and over time. For more information, see the next page.

Being a silent partner isn’t enough

One of our senior investment strategists, Fran Kinniry, likes to say that investing is a partnership between you and the markets. Over the last 30 years, the markets have done much of the work for us. But if our outlook for muted returns is borne out, investors will likely have to do more of the heavy lifting. To stretch the analogy, you’ll need to become the majority partner.

I know that’s easier said than done. But boosting savings—putting an extra percent or two away each year for retirement, or, if you’ve already retired, drawing down savings a little more slowly—is within your control. These sacrifices can help offset slimmer returns and pay off for you in greater long-term financial security.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
December 14, 2017

IMPORTANT: The projections and other information generated by the Vanguard Capital Markets Model regarding the likelihood of various investment outcomes are hypothetical in nature, do not reflect actual investment results, and are not guarantees of future results. VCMM results will vary with each use and over time.
The VCMM projections are based on a statistical analysis of historical data. Future returns may behave differently from the historical patterns captured in the VCMM. More important, the VCMM may be underestimating extreme negative scenarios unobserved in the historical period on which the model estimation is based.
The VCMM is a proprietary financial simulation tool developed and maintained by Vanguard’s Investment Strategy Group. The model forecasts distributions of future returns for a wide array of broad asset classes. Those asset classes include U.S. and international equity markets, several maturities of the U.S. Treasury and corporate fixed income markets, international fixed income markets, U.S. money markets, commodities, and certain alternative investment strategies. The theoretical and empirical foundation for the Vanguard Capital
Markets Model is that the returns of various asset classes reflect the compensation investors require for bearing different types of systematic risk (beta). At the core of the model are estimates of the dynamic statistical relationship between risk factors and asset returns, obtained from statistical analysis based on available monthly financial and economic data. Using a system of estimated equations, the model then applies a Monte Carlo simulation method to project the estimated interrelationships among risk factors and asset classes as well as uncertainty and randomness over time. The model generates a large set of simulated outcomes for each asset class over several time horizons. Forecasts are obtained by computing measures of central tendency in these simulations. Results produced by the tool will vary with each use and over time.

Advisor’s Report

Vanguard Wellington Fund’s Investor Shares returned 15.72% for the 12 months ended November 30, 2017. The fund trailed the 15.82% average return of its peers. It also trailed the 16.27% return of its benchmark, the Wellington Composite Index, which is weighted 65% large-capitalization stocks (as measured by the Standard & Poor’s 500 Index) and 35% high-quality corporate bonds (as measured by the Bloomberg Barclays U.S. Credit A or Better Bond Index). The equity portfolio slightly underperformed its benchmark, while the fixed income portfolio slightly outperformed its benchmark.

Investment environment

Stock markets in the United States and abroad posted strong double-digit returns for the fiscal year. The S&P 500 Index returned 22.87%, the MSCI World Index returned 24.34%, and the MSCI EAFE Index returned 27.27%.

Despite rising tensions with North Korea, several devastating hurricanes, and political uncertainty, the news continued to be positive for the U.S. economy, including multiyear lows in unemployment and healthy housing market trends. Stock prices rose on the market’s anticipation that regulatory pressure would ease and that adoption of a new tax bill lowering corporate taxes could boost earnings. In the United States, large-capitalization growth stocks significantly outperformed large-cap value stocks, as measured by the Russell 1000 Growth Index (30.81%) and the Russell 1000 Value Index (14.83%); this served as a slight headwind to the fund, which historically has had a value tilt.

The broad fixed income markets rose over the 12 months, with the Bloomberg Barclays U.S. Aggregate Bond Index returning 3.21%. The higher-quality credit market performed even better: The Bloomberg Barclays U.S. Credit A or Better Bond Index returned 4.83%. The yield on the 10-year U.S. Treasury note was relatively unchanged, beginning at 2.38% and ending at 2.41%.

Our successes

In the stock portfolio, security selection aided overall relative performance. Selection was strongest in industrials (an underweight to General Electric and our positions in CSX and Airbus), energy (not owning Schlumberger and our large position in Exxon Mobil), and consumer staples (positions in Unilever and Diageo).

In the fixed income portfolio, security selection within investment-grade corporates, particularly among industrial and financial issuers, helped relative results. Our underweight allocation to, and selection within, noncorporate credit—particularly our underweight to supranational issuers—aided results. An out-of-benchmark allocation to asset-backed securities also helped, as did our duration and yield-curve positioning.

Our shortfalls

In the stock portfolio, sector allocation detracted from relative results. Our underweight to information technology and an overweight to energy detracted most. We did not own many of the strongest-performing technology stocks in the benchmark, as they do not align with our investment philosophy and approach because of high valuations, lack of sufficient yield, or business models that are overly tied to product cycles. Not holding Facebook and NVIDIA, along with our underweight to Apple, detracted most from relative performance.

Although security selection had a positive impact overall, selection was weakest in health care (Merck and Cardinal Health). Holdings in information technology, financials (Synchrony Financial), and consumer discretionary (not owning Amazon) also detracted but had a lesser impact.

Our underweight to Apple and positions in Anadarko Petroleum and Merck were among the largest security-level detractors from the equity portfolio’s relative performance.

Our avoidance of benchmark constituent Amazon was the largest relative detractor. Amazon’s shares surged on strong performance and rising expectations for both the company’s international expansion and its cloud business. We are concerned that Amazon is leveraging its business to increasingly complex end markets. In addition, we feel the stock is currently garnering a high valuation, and it does not pay a dividend.

On the fixed income side, the portfolio’s credit spread duration detracted. We are underweighted in corporates compared with our all-credit benchmark, as spreads tightened over the fiscal year. Our out-of-benchmark position in mortgage-backed securities, particularly agency mortgage pass-throughs, also detracted modestly from relative performance.

The fund’s positioning

We continue to rely on our process and philosophy as we construct the portfolio and adjust our positioning. We remain focused on the significance of dividends, positive capital stewardship, and franchise value. We believe we have a solid portfolio of undervalued market leaders, companies in industries with improving supply and demand trends, and strong companies that are temporarily out of favor. We see our process as critical to providing downside protection and believe the current portfolio reflects an appropriate balance.

In the equity portfolio, our largest overweights at the end of the 12 months were in the financial, energy, utilities, and industrial sectors. Our largest underweights were in information technology, consumer discretionary, real estate, and consumer staples—areas of the market in which we are challenged to find ideas that fit our investment style and valuation discipline. Where possible, we are investing in companies that are capitalizing on disruptive technologies and those that have declined because of the perception of competitive challenges where we think the companies can overcome the disruptive forces. As always, sector allocations are determined by our bottom-up analysis and are largely attributable to our view on companies’ valuations.

We added new positions in Unilever, IBM, QUALCOMM, ConocoPhillips, and eBay and eliminated positions in CSX, Royal Dutch Shell, Mondelez International, Canadian National Railway, and Boeing.

By raising short-term rates and by allowing its balance sheet to shrink, the Federal Reserve continues to lead the way in reversing nearly a decade of easy money. However, the combined balance sheet of all major central banks is still expanding, though at a gradual pace. Uncertainty remains as to how these policy measures will impact financial markets, and we could expect to see a rise in volatility.

In the United States, economic expansion has been fairly moderate for a while, both in terms of growth and inflation. Consumer spending has been robust, while investment spending should surprise on the upside, particularly now that tax cuts are coming in the next fiscal year. Manufacturers have cut inventories to sufficient levels which, combined with recent weakness in the U.S. dollar, should lead to a positive production story in the coming months.

Going into the end of 2017, we maintained our slightly short duration posture in the bond portfolio. With an additional interest-rate hike in December, we continue to anticipate a flatter yield curve as inflation expectations remain muted. Our overall positioning remains fairly unchanged from this time a year ago, though we have added more to corporate credit, reallocating from U.S. governments, agency mortgage-backed securities, and securitized names.

We continue to be disciplined in the application of our investment process, which allows us to create a balanced portfolio that we believe should perform well in a variety of environments. We remain focused on companies with growth potential trading at value prices, above-average yield, and favorable supply and demand dynamics. We believe these qualities, as well as our focus on long-term investing, will continue to serve the fund’s shareholders well over time.

Edward P. Bousa, CFA,
Senior Managing Director and
Equity Portfolio Manager

John C. Keogh,
Senior Managing Director and
Fixed Income Portfolio Manager

Loren L. Moran, CFA,
Managing Director and
Fixed Income Portfolio Manager

Michael E. Stack, CFA,
Senior Managing Director and
Fixed Income Portfolio Manager

Wellington Management Company llp

December 20, 2017

Results of Proxy Voting

At a special meeting of shareholders on November 15, 2017, fund shareholders approved the following proposals:

Proposal 1—Elect trustees for the fund.*

The individuals listed in the table below were elected as trustees for the fund. All trustees with the exception of Ms. Mulligan, Ms. Raskin, and Mr. Buckley (each of whom already serves as a director of The Vanguard Group, Inc.) served as trustees to the funds prior to the shareholder meeting.

			Percentage
Trustee	For	Withheld	For
Mortimer J. Buckley	1,132,860,985	33,989,707	97.1%
Emerson U. Fullwood	1,130,755,907	36,094,785	96.9%
Amy Gutmann	1,129,917,491	36,933,201	96.8%
JoAnn Heffernan Heisen	1,132,302,944	34,547,748	97.0%
F. Joseph Loughrey	1,131,639,438	35,211,254	97.0%
Mark Loughridge	1,132,191,393	34,659,299	97.0%
Scott C. Malpass	1,128,730,101	38,120,591	96.7%
F. William McNabb III	1,132,382,123	34,468,569	97.0%
Deanna Mulligan	1,130,369,933	36,480,759	96.9%
André F. Perold	1,120,531,201	46,319,490	96.0%
Sarah Bloom Raskin	1,129,188,033	37,662,659	96.8%
Peter F. Volanakis	1,129,946,058	36,904,634	96.8%
* Results are for all funds within the same trust.

Proposal 3—Approve a manager-of-managers arrangement with wholly owned subsidiaries of Vanguard.

This arrangement enables Vanguard or the fund to enter into and materially amend investment advisory arrangements with wholly owned subsidiaries of Vanguard, subject to the approval of the fund’s board of trustees and any conditions imposed by the Securities and Exchange Commission (SEC), while avoiding the costs and delays associated with obtaining future shareholder approval. The ability of the fund to operate in this manner is contingent upon the SEC’s approval of a pending application for an order of exemption.

				Broker	Percentage
Vanguard Fund	For	Abstain	Against	Non-Votes	For
Wellington Fund	980,518,274	47,612,860	39,762,459	98,957,100	84.0%

Fund shareholders did not approve the following proposal:

Proposal 7—Institute transparent procedures to avoid holding investments in companies that, in management’s judgment, substantially contribute to genocide or crimes against humanity, the most egregious violations of human rights. Such procedures may include time-limited engagement with problem companies if management believes that their behavior can be changed.

The trustees recommended a vote against the proposal for the following reasons: (1) Vanguard is fully compliant with all applicable U.S. laws and regulations that prohibit the investment in any company owned or controlled by the government of Sudan; (2) the addition of further investment constraints is not in fund shareholders’ best interests if those constraints are unrelated to a fund’s stated investment objective, policies, and strategies; and (3) divestment is an ineffective means to implement social change, as it often puts the shares into the hands of another owner with no direct impact to the company’s capitalization.

				Broker	Percentage
Vanguard Fund	For	Abstain	Against	Non-Votes	For
Wellington Fund	251,624,157	93,680,190	722,589,245	98,957,100	21.6%

Wellington Fund

Fund Profile
As of November 30, 2017

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VWELX	VWENX
Expense Ratio[1]	0.25%	0.16%
30-Day SEC Yield	2.29%	2.37%

Equity and Portfolio Characteristics
			DJ
			U.S.
			Total
			Market
		S&P 500	FA
	Fund	Index	Index
Number of Stocks	102	505	3,762
Median Market Cap	$103.4B	$97.0B	$64.2B
Price/Earnings Ratio	19.6x	23.0x	22.6x
Price/Book Ratio	2.4x	3.2x	3.0x
Return on Equity	14.9%	16.0%	15.1%
Earnings Growth
Rate	5.1%	9.4%	9.7%
Dividend Yield	2.5%	1.8%	1.7%
Foreign Holdings	10.6%	0.0%	0.0%
Turnover Rate	30%	—	—
Short-Term
Reserves	3.4%	—	—

Fixed Income Characteristics

		Bloomberg	Bloomberg
		Barclays	Barclays
		Credit A or	Aggregate
		Better	Bond
	Fund	Index	Index

Number of
Bonds	878	3,182	9,650

Yield to Maturity
(before
expenses)	2.8%	2.9%	2.7%

Average Coupon	3.5%	3.4%	3.1%

Average Duration	6.6 years	7.0 years	6.0 years

Average
Effective
Maturity	9.5 years	9.8 years	8.2 years

Total Fund Volatility Measures
		DJ
	Wellington	U.S. Total
	Composite	Market
	Index	FA Index
R-Squared	0.96	0.94
Beta	1.02	0.64
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Ten Largest Stocks (% of equity portfolio)
Microsoft Corp.	Systems Software	3.7%
JPMorgan Chase & Co.	Diversified Banks	3.1
Bank of America Corp.	Diversified Banks	2.9
Intel Corp.	Semiconductors	2.8
Alphabet Inc.	Internet Software &
	Services	2.8
Verizon	Telecommunication
Communications Inc.	Services	2.6
Chevron Corp.	Integrated Oil & Gas	2.6
Apple Inc.	Technology
	Hardware, Storage &
	Peripherals	2.3
Chubb Ltd.	Property & Casualty
	Insurance	2.2
Prudential Financial Inc.	Life & Health
	Insurance	2.1
Top Ten		27.1%
Top Ten as % of Total Net Assets		17.5%
The holdings listed exclude any temporary cash investments and equity index products.

Fund Asset Allocation

1 The expense ratios shown are from the prospectus dated March 24, 2017, and represent estimated costs for the current fiscal year. For the fiscal year ended November 30, 2017, the expense ratios were 0.25% for Investor Shares and 0.17% for Admiral Shares.

Wellington Fund

Sector Diversification (% of equity exposure)
			DJ
			U.S. Total
		S&P 500	Market
	Fund	Index	FA Index
Consumer
Discretionary	6.2%	12.1%	12.5%
Consumer Staples	7.2	8.1	7.2
Energy	8.3	5.8	5.5
Financials	24.5	14.8	15.2
Health Care	14.5	14.1	13.5
Industrials	10.9	10.1	10.8
Information
Technology	17.6	24.0	23.0
Materials	2.6	3.0	3.4
Real Estate	1.3	2.9	3.9
Telecommunication
Services	2.6	2.0	1.8
Utilities	4.3	3.1	3.2

Sector Diversification (% of fixed income
portfolio)
Asset-Backed	3.6%
Commercial Mortgage-Backed	0.5
Finance	26.8
Foreign	6.9
Industrial	32.4
Treasury/Agency	16.5
Utilities	7.3
Other	6.0

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S.
government.

Distribution by Credit Quality (% of fixed
income portfolio)
U.S. Government	16.9%
Aaa	5.7
Aa	13.2
A	47.5
Baa	16.7

Credit-quality ratings are obtained from Barclays and are from Moody's, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. "Not Rated" is used to classify securities for which a rating is not available. Not rated securities include a fund's investment in Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts. For more information about these ratings, see the Glossary entry for Credit Quality.

Equity Investment Focus

Fixed Income Investment Focus

Wellington Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: November 30, 2007, Through November 30, 2017
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended November 30, 2017
					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	Wellington Fund Investor Shares	15.72%	10.76%	7.32%	$20,259
• • • • • • • •	Wellington Composite Index	16.27	11.13	7.31	20,258
– – – –	Mixed-Asset Target Allocation Growth
	Funds Average	15.82	9.02	5.14	16,504
- - - - - -	Bloomberg Barclays U.S. Aggregate
	Bond Index	3.21	1.98	3.99	14,784
	Dow Jones U.S. Total Stock Market
Float Adjusted Index 22.29 15.57 8.49 22,579 For a benchmark description, see the Glossary.
Mixed-Asset Target Allocation Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

See Financial Highlights for dividend and capital gains information.

Wellington Fund

	Average Annual Total Returns
	Periods Ended November 30, 2017
				Final Value
	One	Five	Ten	of a $50,000
	Year	Years	Years	Investment

Wellington Fund Admiral Shares	15.81%	10.84%	7.41%	$102,149

Wellington Composite Index	16.27	11.13	7.31	101,291
Bloomberg Barclays U.S. Aggregate Bond
Index	3.21	1.98	3.99	73,922
Dow Jones U.S. Total Stock Market Float
Adjusted Index	22.29	15.57	8.49	112,896

Fiscal-Year Total Returns (%): November 30, 2007, Through November 30, 2017

For a benchmark description, see the Glossary.

Average Annual Total Returns: Periods Ended September 30, 2017
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

				Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	7/1/1929	13.25%	10.10%	3.05%	3.89%	6.94%
Admiral Shares	5/14/2001	13.34	10.19	3.14	3.89	7.03

Wellington Fund

Financial Statements

Statement of Net Assets—Investments Summary
As of November 30, 2017

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market	Percentage
		Value•	of Net
	Shares	($000)	Assets
Common Stocks
Consumer Discretionary
Comcast Corp. Class A	38,109,132	1,430,617	1.3%
Twenty-First Century Fox Inc. Class A	22,217,561	709,629	0.7%
Ford Motor Co.	50,392,025	630,908	0.6%
Consumer Discretionary—Other †		1,484,842	1.4%
		4,255,996	4.0%
Consumer Staples
PepsiCo Inc.	8,095,885	943,332	0.9%
Unilever NV	13,011,784	750,384	0.7%
CVS Health Corp.	9,037,450	692,269	0.7%
Diageo plc	18,503,396	639,735	0.6%
Philip Morris International Inc.	5,938,890	610,221	0.6%
Consumer Staples—Other †		1,311,733	1.2%
		4,947,674	4.7%
Energy
Chevron Corp.	14,913,645	1,774,575	1.7%
TOTAL SA	17,575,369	993,458	0.9%
Exxon Mobil Corp.	9,742,591	811,460	0.8%
Energy—Other †		2,185,275	2.1%
		5,764,768	5.5%
Financials
JPMorgan Chase & Co.	20,544,786	2,147,341	2.0%
Bank of America Corp.	72,233,803	2,034,826	1.9%
Chubb Ltd.	9,862,375	1,500,166	1.4%
Prudential Financial Inc.	12,632,940	1,463,400	1.4%
PNC Financial Services Group Inc.	9,088,945	1,277,542	1.2%
Citigroup Inc.	10,094,510	762,136	0.7%
American International Group Inc.	12,224,166	732,961	0.7%
BlackRock Inc.	1,432,886	718,148	0.7%
Mitsubishi UFJ Financial Group Inc.	89,847,800	640,446	0.6%

Wellington Fund

		Market	Percentage
		Value•	of Net
	Shares	($000)	Assets
Intercontinental Exchange Inc.	8,906,895	636,398	0.6%
Northern Trust Corp.	6,491,104	634,700	0.6%
Marsh & McLennan Cos. Inc.	7,359,836	617,711	0.6%
Goldman Sachs Group Inc.	2,150,769	532,616	0.5%
Wells Fargo & Co.	8,636,209	487,687	0.5%
MetLife Inc.	11,058,294	593,609	0.6%
Financials—Other †		2,113,519	2.0%
		16,893,206	16.0%
Health Care
Bristol-Myers Squibb Co.	22,942,625	1,449,745	1.4%
Merck & Co. Inc.	19,918,311	1,100,885	1.0%
^ AstraZeneca plc ADR	31,741,571	1,043,345	1.0%
Johnson & Johnson	6,337,757	883,040	0.8%
Medtronic plc	10,502,815	862,596	0.8%
UnitedHealth Group Inc.	3,686,665	841,186	0.8%
Pfizer Inc.	23,038,615	835,380	0.8%
Eli Lilly & Co.	8,288,818	701,566	0.7%
Novartis AG	7,812,592	670,294	0.6%
Health Care—Other †		1,630,435	1.6%
		10,018,472	9.5%
Industrials
United Parcel Service Inc. Class B	11,326,200	1,375,567	1.3%
Honeywell International Inc.	4,859,929	757,954	0.7%
Caterpillar Inc.	5,090,121	718,471	0.7%
Industrials—Other †		4,707,666	4.5%
		7,559,658	7.2%
Information Technology
Microsoft Corp.	30,074,909	2,531,405	2.4%
Intel Corp.	43,229,620	1,938,416	1.8%
* Alphabet Inc. Class A	1,867,712	1,935,267	1.8%
Apple Inc.	8,851,590	1,521,146	1.4%
Cisco Systems Inc.	22,651,177	844,889	0.8%
Accenture plc Class A	5,526,050	817,911	0.8%
QUALCOMM Inc.	10,304,111	683,575	0.7%
Information Technology—Other †		1,860,957	1.8%
		12,133,566	11.5%

Materials †		1,829,762	1.7%

Real Estate
American Tower Corp.	5,560,757	800,360	0.8%
Real Estate—Other †		105,104	0.1%
		905,464	0.9%
Telecommunication Services
Verizon Communications Inc.	35,324,274	1,797,652	1.7%

Utilities
NextEra Energy Inc.	8,700,890	1,375,089	1.3%
Dominion Energy Inc.	10,099,850	849,700	0.8%
Exelon Corp.	15,085,814	629,229	0.6%
Utilities—Other †		136,996	0.1%
		2,991,014	2.8%
Total Common Stocks (Cost $42,670,775)		69,097,232	65.5%

Wellington Fund

				Face	Market	Percentage
			Maturity	Amount	Value •	of Net
		Coupon	Date	($000)	($000)	Assets
U. S. Government and Agency Obligations
U. S. Government Securities
1	United States Treasury
	Note/Bond	1.750%	9/30/19	950,000	949,259	0.9%
	United States Treasury
	Note/Bond	1.375%	9/30/18	747,350	745,713	0.7%
1	United States Treasury
	Note/Bond	0.750%–3.375%	4/30/18–8/15/47	3,621,771	3,575,699	3.4%
	U.S. Government
	Securities—Other †				104,732	0.1%
					5,375,403	5.1%

Conventional Mortgage-Backed Securities †					9,015	0.0%

Nonconventional Mortgage-Backed Securities †					149,176	0.1%
Total U.S. Government and Agency Obligations (Cost $5,486,304)					5,533,594	5.2%
[2]Asset-Backed/Commercial Mortgage-Backed Securities (Cost $ 1,169,833) †					1,171,955	1.1%
Corporate Bonds
Finance
	Banking
3	Bank of America Corp.	2.816%– 6.875%	12/1/17–4/1/44	336,438	355,048	0.3%
	Bear Stearns Cos. LLC	7.250%	2/1/18	16,385	16,526	0.0%
3	Citigroup Inc.	1.750%–8.125%	5/1/18–7/15/39	360,388	377,708	0.4%
3	Goldman Sachs Group
	Inc.	2.375%– 6.750%	1/18/18–10/21/45	566,240	610,163	0.6%
	JPMorgan Chase & Co.	3.250%– 6.300%	1/15/18– 6/1/45	496,021	543,388	0.5%
	National City Corp.	6.875%	5/15/19	13,950	14,861	0.0%
	PNC Bank NA	3.100%–4.200%	10/30/24–10/25/27	76,820	77,905	0.1%
	PNC Financial Services
	Group Inc.	3.900%	4/29/24	41,565	43,489	0.0%
	Wells Fargo & Co.	2.150%–5.625%	12/11/17–12/7/46	598,257	625,058	0.6%
2	Banking—Other †				4,056,936	3.9%
	Brokerage †				32,095	0.0%
	Finance Companies
3	JPMorgan Chase & Co.	3.964%	11/15/48	64,600	64,420	0.1%
	Finance Companies—Other †				367,268	0.3%
	Insurance
	ACE Capital Trust II	9.700%	4/1/30	20,000	30,025	0.0%
	Chubb Corp.	6.000%	5/11/37	50,000	65,678	0.1%
	Chubb INA Holdings Inc. 2.300%–5.800%		3/15/18–11/3/45	98,870	102,875	0.1%
2	Five Corners Funding
	Trust	4.419%	11/15/23	5,935	6,345	0.0%
	Prudential Financial Inc.	2.300%–4.500%	8/15/18–11/15/20	48,910	50,357	0.1%
	UnitedHealth Group Inc.	2.875%– 6.000%	2/15/18–7/15/45	221,031	236,073	0.2%
2	Insurance—Other †				922,429	0.9%
2	Other Finance †				24,642	0.0%
2	Real Estate Investment Trusts †				122,506	0.1%
					8,745,795	8.3%
Industrial
	Basic Industry †				46,232	0.0%
2	Capital Goods †				787,935	0.8%

19

Wellington Fund

				Face	Market	Percentage
			Maturity	Amount	Value •	of Net
		Coupon	Date	($000)	($000)	Assets
	Communication
2	Comcast Corp.	2.350%– 6.500%	2/1/24–11/1/52	339,577	361,767	0.3%
2	NBCUniversal
	Enterprise Inc.	1.974%	4/15/19	100,115	99,932	0.1%
	NBCUniversal Media
	LLC	2.875%–4.375%	4/1/21–1/15/23	33,660	35,199	0.0%
	Verizon
	Communications Inc.	3.500%–5.012%	11/1/21–4/15/49	161,209	165,308	0.2%
2	Communication—Other †				717,064	0.7%
2	Consumer Cyclical †				1,485,173	1.4%
	Consumer Noncyclical
	AstraZeneca plc	1.950%– 6.450%	9/18/19–9/15/37	79,930	87,590	0.1%
	Medtronic Inc.	1.375%–4.375%	4/1/18–3/15/35	216,264	222,108	0.2%
	Merck & Co. Inc.	2.350%–4.150%	2/10/22–5/18/43	154,715	156,582	0.2%
	Zeneca Wilmington Inc.	7.000%	11/15/23	29,000	35,353	0.0%
2	Consumer Noncyclical—Other †				2,930,359	2.8%
	Energy
	Chevron Corp.	3.191%	6/24/23	49,470	50,520	0.1%
	Total Capital
	International SA	2.700%–3.750%	1/25/23–4/10/24	78,010	80,616	0.1%
	Total Capital SA	2.125%	8/10/18	42,000	42,053	0.0%
2	Energy—Other †				1,184,412	1.1%
	Other Industrial †				28,215	0.0%
	Technology
	Apple Inc.	2.450%–4.450%	5/6/21–8/4/46	463,497	466,838	0.4%
	Intel Corp.	2.875%–4.100%	5/11/24–5/19/46	81,000	84,240	0.1%
	Microsoft Corp.	2.375%–4.450%	2/12/22–2/6/47	498,005	516,858	0.5%
2	Technology—Other †				667,363	0.6%
	Transportation
	United Parcel
	Service Inc.	2.450%–4.875%	10/1/22–11/15/40	32,765	35,363	0.0%
2	Transportation—Other †				311,106	0.3%
					10,598,186	10.0%
Utilities
	Electric
	Florida Power & Light
	Co.	3.700%–5.950%	2/1/35–12/1/47	125,585	154,649	0.2%
	NextEra Energy Capital
	Holdings Inc.	3.550%	5/1/27	32,275	32,874	0.0%
2	Electric—Other †				2,020,417	1.9%
2	Natural Gas †				169,813	0.2%
	Other Utility †				9,862	0.0%
					2,387,615	2.3%
Total Corporate Bonds (Cost $20,725,629)					21,731,596	20.6%
[2]Sovereign Bonds (Cost $2,223,746) †					2,242,797	2.1%
Taxable Municipal Bonds (Cost $1,660,068) †					1,947,182	1.9%

				Shares
Temporary Cash Investments
Money Market Fund
[4,5]	Vanguard Market Liquidity Fund 1.309%			289,611	28,964	0.0%

Wellington Fund

			Face	Market	Percentage
		Maturity	Amount	Value •	of Net
	Coupon	Date	($000)	($000)	Assets
Repurchase Agreements
Bank of America Securities,
LLC (Dated 11/30/17,
Repurchase Value $129,004,000
collateralized by Federal Home
Loan Mortgage Corp. 3.500%–
4.500%, 6/1/25–12/1/47, Federal
National Mortgage Assn.
3.000%–3.500%, 1/1/26–
6/1/46, Government National
Mortgage Assn. 3.180%–
4.500%, 3/15/41–11/15/52,
with a value of $131,580,000)	1.050%	12/1/17	129,000	129,000	0.1%
Citigroup Global Markets Inc.
(Dated 11/30/17, Repurchase
Value $380,611,000
collateralized by U. S. Treasury
Note/Bond 1.143%–7.875%,
7/31/18–5/15/46, with a value
of $388,212,000)	1.030%	12/1/17	380,600	380,600	0.4%
Deutsche Bank Securities, Inc.
(Dated 11/30/17, Repurchase
Value $13,400,000 collateralized
by U. S. Treasury Note/Bond
1.750%, 11/30/19, with a
value of $13,668,000)	1.030%	12/1/17	13,400	13,400	0.0%
HSBC Bank USA (Dated 11/30/17,
Repurchase Value $175,005,000
collateralized by U. S. Treasury
Note/Bond 1.750%–3.750%,
11/15/18–8/15/23, with a
value of $178,504,000)	1.020%	12/1/17	175,000	175,000	0.2%
HSBC Bank USA (Dated
11/30/17, Repurchase Value
$12,900,000 collateralized by
Federal National Mortgage
Assn. 3.500%, 12/1/46,
with a value of $13,158,000)	1.030%	12/1/17	12,900	12,900	0.0%
RBC Capital Markets LLC
(Dated 11/30/17, Repurchase
Value $304,709,000
collateralized by Federal Home
Loan Mortgage Corp. 3.000%–
3.500%, 12/1/46–11/1/47,
Federal National Mortgage
Assn. 2.500%–3.500%, 1/1/32–
11/1/47, Government National
Mortgage Assn. 2.500%–
4.000%, 10/20/46–11/20/47,
U.S. Treasury Note/Bond 2.000%
–3.000%, 6/30/24–11/15/45,
with a value of $310,794,000)	1.030%	12/1/17	304,700	304,700	0.3%

Wellington Fund

			Face	Market	Percentage
		Maturity	Amount	Value •	of Net
	Coupon	Date	($000)	($000)	Assets
TD Securities (USA) LLC (Dated
11/30/17, Repurchase Value
$326,210,000 collateralized by
Federal Home Loan Mortgage
Corp. 4.000%, 9/1/47, Federal
National Mortgage Assn.
3.500%–4.000%, 4/1/47–9/1/47,
with a value of $332,724,000)	1.050%	12/1/17	326,200	326,200	0.3%
Wells Fargo & Co. (Dated
11/30/17, Repurchase Value
$271,008,000 collateralized by
Federal Home Loan Mortgage
Corp. 2.500%–4.000%,
11/1/32–11/1/47, Federal
National Mortgage Assn.
2.701%–4.500%, 10/1/27–
11/1/47, with a value of
$276,420,000)	1.050%	12/1/17	271,000	271,000	0.2%
				1,612,800	1.5%
Commercial Paper
6 Apple Inc.	1.171%	12/8/17	50,000	49,994	0.1%
Commercial Paper—Other †				1,801,899	1.7%
				1,851,893	1.8%

Certificates of Deposit †				99,967	0.1%
Total Temporary Cash Investments (Cost $3,593,468)				3,593,624	3.4%
Total Investments (Cost $77,529,823)				105,317,980	99.8%

				Amount
				($000)
Other Assets and Liabilities
Other Assets
Investment in Vanguard				6,270
Receivables for Investment Securities Sold				138,676
Receivables for Accrued Income				465,723
Receivables for Capital Shares Issued				36,610
Variation Margin Receivable—Futures Contracts				2,637
Unrealized Appreciation—Forward Currency Contracts				4,737
Other Assets[7]				29,589
Total Other Assets				684,242	0.6%
Liabilities
Payables for Investment Securities Purchased				(233,862)
Payables to Investment Advisor				(18,930)
Collateral for Securities on Loan				(28,884)
Payables for Capital Shares Redeemed				(50,231)
Payables to Vanguard				(109,475)
Variation Margin Payable—Futures Contracts				(224)
Unrealized Depreciation—Forward Currency Contracts				(1,574)
Other Liabilities				(1,178)
Total Liabilities				(444,358)	(0.4%)
Net Assets				105,557,864	100.0%

Wellington Fund

At November 30, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	73,309,703
Undistributed Net Investment Income	421,452
Accumulated Net Realized Gains	4,028,230
Unrealized Appreciation (Depreciation)
Investment Securities	27,788,157
Futures Contracts	6,025
Forward Currency Contracts	3,163
Foreign Currencies	1,134
Net Assets	105,557,864

Investor Shares—Net Assets
Applicable to 423,981,576 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	18,422,232
Net Asset Value Per Share—Investor Shares	$43.45

Admiral Shares—Net Assets
Applicable to 1,161,132,690 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	87,135,632
Net Asset Value Per Share—Admiral Shares	$75.04

• See Note A in Notes to Financial Statements.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $29,182,000.
* Non-income-producing security.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
1 Securities with a value of $3,918,000 have been segregated as collateral for open forward currency contracts.
2 Certain of the fund’s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2017, the aggregate value of these securities was $4,843,704,000, representing 4.6% of net assets.
3 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
4 Includes $28,884,000 of collateral received for securities on loan. The fund received additional collateral of $1,328,000 on the next business day.
5 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
6 Security exempt from registration under Section 4(2) of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration only to dealers in that program or other “accredited investors.” At November 30, 2017, the value of these securities was $1,452,151,000, representing 1.4% of net assets.
7 Cash of $10,258,000 has been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.

Wellington Fund

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
			($000)
				Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
10-Year U.S. Treasury Note	March 2018	532	65,993	(450)
Short Futures Contracts
5-Year U.S. Treasury Note	March 2018	(5,838)	(679,215)	2,716
2-Year U.S. Treasury Note	March 2018	(2,215)	(474,910)	481
Ultra Long U.S. Treasury Bond	March 2018	(1,642)	(270,725)	3,278
				6,475
				6,025

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

Forward Currency Contracts
						Unrealized
	Contract					Appreciation
	Settlement	Contract Amount (000)				(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
Bank of America, N.A.	2/20/18	USD	82,404	JPY	9,300,250	(611)
Barclays Bank plc	12/11/17	USD	111,212	JPY	12,260,000	2,201
Barclays Bank plc	12/18/17	USD	111,247	JPY	12,260,000	2,188
Citibank, N.A.	1/10/18	USD	113,782	JPY	12,800,000	(235)
Citibank, N.A.	1/16/18	USD	66,199	GBP	49,100	(331)
Citibank, N.A.	1/16/18	USD	71,739	JPY	8,046,000	45
Citibank, N.A.	1/16/18	USD	42,204	JPY	4,781,000	(397)
Goldman Sachs International	1/22/18	USD	81,861	JPY	9,150,000	303
						3,163

GBP—British pound.
JPY—Japanese yen.
USD—U.S. dollar.

Unrealized appreciation (depreciation) on open forward currency contracts is treated as realized gain (loss) for tax purposes.

At November 30, 2017, the counterparties had deposited in segregated accounts securities with a value of $3,092,000 in connection with open forward currency contracts.

See accompanying Notes, which are an integral part of the Financial Statements.

Wellington Fund

Statement of Operations

Year Ended
November30,2017
($000)
Investment Income
Income
Dividends[1]	1,682,208
Interest	1,053,603
Securities Lending—Net	7,370
Total Income	2,743,181
Expenses
Investment Advisory Fees—Note B
Basic Fee	76,880
Performance Adjustment	(6,730)
The Vanguard Group—Note C
Management and Administrative—Investor Shares	30,318
Management and Administrative—Admiral Shares	73,939
Marketing and Distribution—Investor Shares	2,705
Marketing and Distribution—Admiral Shares	4,217
Custodian Fees	1,184
Auditing Fees	41
Shareholders’ Reports and Proxy—Investor Shares	1,135
Shareholders’ Reports and Proxy—Admiral Shares	1,095
Trustees’ Fees and Expenses	163
Total Expenses	184,947
Net Investment Income	2,558,234
Realized Net Gain (Loss)
Investment Securities Sold [2]	4,365,738
Futures Contracts	(12,782)
Foreign Currencies and Forward Currency Contracts	(712)
Realized Net Gain (Loss)	4,352,244
Change in Unrealized Appreciation (Depreciation)
Investment Securities [2]	7,708,315
Futures Contracts	7,055
Foreign Currencies and Forward Currency Contracts	(13,056)
Change in Unrealized Appreciation (Depreciation)	7,702,314
Net Increase (Decrease) in Net Assets Resulting from Operations	14,612,792

1 Dividends are net of foreign withholding taxes of $38,868,000.
2 Realized net gain (loss) and change in unrealized appreciation (depreciation) from an affiliated company of the fund were ($8,000)
and ($14,000).

See accompanying Notes, which are an integral part of the Financial Statements.

Wellington Fund

Statement of Changes in Net Assets

	Year Ended November 30,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	2,558,234	2,448,099
Realized Net Gain (Loss)	4,352,244	1,841,458
Change in Unrealized Appreciation (Depreciation)	7,702,314	1,994,762
Net Increase (Decrease) in Net Assets Resulting from Operations	14,612,792	6,284,319
Distributions
Net Investment Income
Investor Shares	(485,955)	(511,759)
Admiral Shares	(2,072,768)	(1,912,446)
Realized Capital Gain[1]
Investor Shares	(354,943)	(703,940)
Admiral Shares	(1,391,895)	(2,449,802)
Total Distributions	(4,305,561)	(5,577,947)
Capital Share Transactions
Investor Shares	(2,487,650)	(985,833)
Admiral Shares	4,774,832	4,498,517
Net Increase (Decrease) from Capital Share Transactions	2,287,182	3,512,684
Total Increase (Decrease)	12,594,413	4,219,056
Net Assets
Beginning of Period	92,963,451	88,744,395
End of Period[2]	105,557,864	92,963,451

1 Includes fiscal 2017 and 2016 short-term gain distributions totaling $175,705,000 and $145,313,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $421,452,000 and $407,699,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Wellington Fund

Financial Highlights

Investor Shares

For a Share Outstanding	Year Ended November 30,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$39.23	$39.00	$41.02	$39.17	$34.29
Investment Operations
Net Investment Income	1.021[1]	1.017	1.004	1.000	.955
Net Realized and Unrealized Gain (Loss)
on Investments	4.965	1.616	(.527)	3.370	5.324
Total from Investment Operations	5.986	2.633	.477	4.370	6.279
Distributions
Dividends from Net Investment Income	(1.030)	(1.014)	(.995)	(.982)	(.958)
Distributions from Realized Capital Gains	(.736)	(1.389)	(1.502)	(1.538)	(.441)
Total Distributions	(1.766)	(2.403)	(2.497)	(2.520)	(1.399)
Net Asset Value, End of Period	$43.45	$39.23	$39.00	$41.02	$39.17

Total Return[2]	15.72%	7.18%	1.22%	11.72%	18.85%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$18,422	$18,967	$19,850	$25,199	$26,978
Ratio of Total Expenses to Average Net Assets[3]	0.25%	0.25%	0.26%	0.26%	0.26%
Ratio of Net Investment Income to
Average Net Assets	2.50%	2.68%	2.55%	2.54%	2.61%
Portfolio Turnover Rate[4]	30%	31%	39%	71%	35%

1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Includes performance-based investment advisory fee increases (decreases) of (0.01%), (0.01%), 0.00%, 0.00%, and 0.00%.
4 Includes 4%, 6%, 10%, 14%, and 5% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

Wellington Fund

Financial Highlights

Admiral Shares

For a Share Outstanding	Year Ended November 30,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$67.75	$67.36	$70.85	$67.65	$59.24
Investment Operations
Net Investment Income	1.824[1]	1.812	1.790	1.781	1.700
Net Realized and Unrealized Gain (Loss)
on Investments	8.572	2.784	(.910)	5.825	9.175
Total from Investment Operations	10.396	4.596	.880	7.606	10.875
Distributions
Dividends from Net Investment Income	(1.836)	(1.807)	(1.776)	(1.750)	(1.703)
Distributions from Realized Capital Gains	(1.270)	(2.399)	(2.594)	(2.656)	(.762)
Total Distributions	(3.106)	(4.206)	(4.370)	(4.406)	(2.465)
Net Asset Value, End of Period	$75.04	$67.75	$67.36	$70.85	$67.65

Total Return[2]	15.81%	7.26%	1.31%	11.82%	18.91%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$87,136	$73,996	$68,894	$64,341	$52,311
Ratio of Total Expenses to Average Net Assets[3]	0.17%	0.16%	0.18%	0.18%	0.18%
Ratio of Net Investment Income to
Average Net Assets	2.58%	2.77%	2.63%	2.62%	2.69%
Portfolio Turnover Rate[4]	30%	31%	39%	71%	35%

1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Includes performance-based investment advisory fee increases (decreases) of (0.01%), (0.01%), 0.00%, 0.00%, and 0.00%.
4 Includes 4%, 6%, 10%, 14%, and 5% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

Wellington Fund

Notes to Financial Statements

Vanguard Wellington Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty

Wellington Fund

risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended November 30, 2017, the fund’s average investments in long and short futures contracts represented less than 1% and 1% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

4. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated.

The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized forward currency contract gains (losses).

During the year ended November 30, 2017, the fund’s average investment in forward currency contracts represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period.

Wellington Fund

5. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the fund is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The fund mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The fund may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. Under an MSFTA, upon a counterparty default (including bankruptcy), the fund may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements.

6. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The fund has also entered into mortgage-dollar-roll transactions in which the fund buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The fund continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Net Assets.

7. Repurchase Agreements: The fund enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature, and in the absence of a default, such collateral cannot be repledged, resold, or rehypothecated. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

Wellington Fund

8. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (November 30, 2014–2017), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

9. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

10. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

11. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at November 30, 2017, or at any time during the period then ended.

Wellington Fund

12. Other: Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and the proxy. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company LLP provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance relative to the combined index comprising the S&P 500 Index and the Bloomberg Barclays Capital U.S. Credit A or Better Bond Index for the preceding three years. For the year ended November 30, 2017, the investment advisory fee represented an effective annual basic rate of 0.08% of the fund’s average net assets before a decrease of $6,730,000 (0.01%) based on performance.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, distribution, and cash management services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At November 30, 2017, the fund had contributed to Vanguard capital in the amount of $6,270,000, representing 0.01% of the fund’s net assets and 2.51% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

Wellington Fund

The following table summarizes the market value of the fund’s investments as of November 30,
2017, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	61,164,663	7,932,569	—
U.S. Government and Agency Obligations	—	5,533,594	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	1,171,955	—
Corporate Bonds	—	21,731,596	—
Sovereign Bonds	—	2,242,797	—
Taxable Municipal Bonds	—	1,947,182	—
Temporary Cash Investments	28,964	3,564,660	—
Futures Contracts—Assets[1]	2,637	—	—
Futures Contracts—Liabilities[1]	(224)	—	—
Forward Currency Contracts—Assets	—	4,737	—
Forward Currency Contracts—Liabilities	—	(1,574)	—
Total	61,196,040	44,127,516	—
1 Represents variation margin on the last day of the reporting period.

E. At November 30, 2017, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

	Interest Rate	Currency
	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)
Variation Margin Receivable—Futures Contracts	2,637	—	2,637
Unrealized Appreciation—Forward Currency Contracts	—	4,737	4,737
Variation Margin Payable—Futures Contracts	(224)	—	(224)
Unrealized Depreciation—Forward Currency Contracts	—	(1,574)	(1,574)

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended November 30, 2017, were:

	Interest Rate	Currency
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	(12,782)	—	(12,782)
Forward Currency Contracts	—	(5,737)	(5,737)
Realized Net Gain (Loss) on Derivatives	(12,782)	(5,737)	(18,519)

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	7,055	—	7,055
Forward Currency Contracts	—	(14,695)	(14,695)
Change in Unrealized Appreciation
(Depreciation) on Derivatives	7,055	(14,695)	(7,640)

Wellington Fund

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $224,226,000 from accumulated net realized gains to paid-in capital.

For tax purposes, at November 30, 2017, the fund had $1,013,602,000 of ordinary income and $3,603,303,000 of long-term capital gains available for distribution.

At November 30, 2017, the cost of investment securities for tax purposes was $77,583,901,000. Net unrealized appreciation of investment securities for tax purposes was $27,734,079,000, consisting of unrealized gains of $28,276,419,000 on securities that had risen in value since their purchase and $542,340,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the year ended November 30, 2017, the fund purchased $20,550,068,000 of investment securities and sold $21,749,274,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $7,904,886,000 and $7,716,400,000 respectively.

H. Capital share transactions for each class of shares were:

	Year Ended November 30,
	2017		2016
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	2,111,512	51,862	1,845,683	48,907
Issued in Lieu of Cash Distributions	806,153	20,179	1,169,972	31,435
Redeemed	(5,405,315)	(131,597)	(4,001,488)	(105,836)
Net Increase (Decrease)—Investor Shares	(2,487,650)	(59,556)	(985,833)	(25,494)
Admiral Shares
Issued	9,371,661	132,764	7,081,561	108,533
Issued in Lieu of Cash Distributions	3,246,596	47,007	4,109,992	63,923
Redeemed	(7,843,425)	(110,876)	(6,693,036)	(103,049)
Net Increase (Decrease) —Admiral Shares	4,774,832	68,895	4,498,517	69,407

I. Management has determined that no material events or transactions occurred subsequent to November 30, 2017, that would require recognition or disclosure in these financial statements.

Report of Independent Registered
Public Accounting Firm

To the Board of Trustees and Shareholders of Vanguard Wellington Fund

In our opinion, the accompanying statement of net assets—investments summary and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Wellington Fund (the “Fund”) as of November 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of November 30, 2017 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
January 16, 2018

Special 2017 tax information (unaudited) for Vanguard Wellington Fund

This information for the fiscal year ended November 30, 2017, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $1,768,604,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

The fund distributed $1,570,182,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 40.3% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2017. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Wellington Fund Investor Shares
Periods Ended November 30, 2017
	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	15.72%	10.76%	7.32%
Returns After Taxes on Distributions	14.26	9.09	6.01
Returns After Taxes on Distributions and Sale of Fund Shares	9.47	8.05	5.48

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended November 30, 2017
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Wellington Fund	5/31/2017	11/30/2017	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,074.69	$1.30
Admiral Shares	1,000.00	1,075.05	0.88
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.82	$1.27
Admiral Shares	1,000.00	1,024.22	0.86

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.25% for Investor Shares and 0.17% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (183/365).

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Wellington Fund has renewed the fund’s investment advisory arrangement with Wellington Management Company LLP (Wellington Management). The board determined that renewing the fund’s advisory arrangement was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.

The board, or an investment committee made up of board members, also received information throughout the year during advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the board received monthly reports, which included a Market and Economic Report, a Fund Dashboard Monthly Summary, and a Fund Performance Report.

Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the fund’s investment management services over both the short and long term, and took into account the organizational depth and stability of the advisor. The board considered that Wellington Management, founded in 1928, is among the nation’s oldest and most respected institutional managers. The portfolio managers leverage tenured teams of equity and fixed income research analysts who conduct detailed fundamental analysis of their respective industries and companies. In managing the equity portion of the fund, Edward P. Bousa employs bottom-up, fundamental research focusing on high-quality companies with above-average yields, strong balance sheets, sustainable competitive advantages, and attractive valuations. In managing the fixed income portion of the fund, the managers focus on investment-grade corporate bonds with intermediate maturities. The firm has advised the fund since its inception in 1929.

The board concluded that the advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance compared with a relevant benchmark index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below its peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the advisory fee rate.

The board did not consider the profitability of Wellington Management in determining whether to approve the advisory fee, because Wellington Management is independent of Vanguard and the advisory fee is the result of arm’s-length negotiations.

The benefit of economies of scale

The board concluded that the fund’s shareholders benefit from economies of scale because of the breakpoints in the fund’s advisory fee schedule. The breakpoints reduce the effective rate of the fee as the fund’s assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities appear under “U.S. Government.” Credit-quality ratings are obtained from Barclays and are from Moody’s, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. “Not Rated” is used to classify securities for which a rating is not available. Not rated securities include a fund’s investment in Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts.

Dividend Yield. The current, annualized rate of dividends paid on a share of stock, divided by its current share price. For a fund, the weighted average yield for stocks it holds. The index yield is based on the current annualized rate of dividends paid on stocks in the index.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

Benchmark Information

Wellington Composite Index: 65% S&P 500 Index and 35% Lehman U.S. Long Credit AA or
Better Bond Index through February 29, 2000; 65% S&P 500 Index and 35% Bloomberg Barclays
U.S. Credit A or Better Bond Index thereafter.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification.
Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

BLOOMBERG is a trademark and service mark of Bloomberg Finance L.P. BARCLAYS is a trademark and service mark of Barclays Bank Plc, used under license. Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services
Limited (BISL) (collectively, Bloomberg), or Bloomberg’s licensors, own all proprietary rights in the Bloomberg Barclays
U.S. Credit A or Better Bond Index (Index or Bloomberg Barclays Index).

Neither Barclays Bank Plc, Barclays Capital Inc., or any affiliate (collectively Barclays) or Bloomberg is the issuer or producer of the Wellington Fund and neither Bloomberg nor Barclays has any responsibilities, obligations or duties to investors in the Wellington Fund. The Index is licensed for use by The Vanguard Group, Inc. (Vanguard) as the sponsor of the Wellington Fund. Bloomberg and Barclays’ only relationship with Vanguard in respect of the Index is the licensing of the Index, which is determined, composed and calculated by BISL, or any successor thereto, without regard to the
Issuer or the Wellington Fund or the owners of the Wellington Fund.

Additionally, Vanguard may for itself execute transaction(s) with Barclays in or relating to the Index in connection with the Wellington Fund. Investors acquire the Wellington Fund from Vanguard and investors neither acquire any interest in the Index nor enter into any relationship of any kind whatsoever with Bloomberg or Barclays upon making an investment in the Wellington Fund. The Wellington Fund is not sponsored, endorsed, sold or promoted by Bloomberg or Barclays. Neither
Bloomberg nor Barclays makes any representation or warranty, express or implied regarding the advisability of investing in the Wellington Fund or the advisability of investing in securities generally or the ability of the Index to track corresponding or relative market performance. Neither Bloomberg nor Barclays has passed on the legality or suitability of the Wellington
Fund with respect to any person or entity. Neither Bloomberg nor Barclays is responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Wellington Fund to be issued. Neither Bloomberg nor Barclays has any obligation to take the needs of the Issuer or the owners of the Wellington Fund or any other third party into consideration in determining, composing or calculating the Index. Neither Bloomberg nor Barclays has any obligation or liability in connection with administration, marketing or trading of the Wellington Fund.

The licensing agreement between Bloomberg and Barclays is solely for the benefit of Bloomberg and Barclays and not for the benefit of the owners of the Wellington Fund, investors or other third parties. In addition, the licensing agreement between Vanguard and Bloomberg is solely for the benefit of Vanguard and Bloomberg and not for the benefit of the owners of the Wellington Fund, investors or other third parties.

NEITHER BLOOMBERG NOR BARCLAYS SHALL HAVE ANY LIABILITY TO THE ISSUER, INVESTORS OR TO OTHER THIRD
PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE BLOOMBERG BARCLAYS INDEX OR ANY
DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE BLOOMBERG BARCLAYS INDEX. NEITHER
BLOOMBERG NOR BARCLAYS MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY
THE ISSUER, THE INVESTORS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BLOOMBERG BARCLAYS
INDEX OR ANY DATA INCLUDED THEREIN. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY EXPRESS OR IMPLIED
WARRANTIES, AND EACH HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR
A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BLOOMBERG BARCLAYS INDEX OR ANY DATA INCLUDED
THEREIN. BLOOMBERG RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR
TO CEASE THE CALCULATION OR PUBLICATION OF THE BLOOMBERG BARCLAYS INDEX, AND NEITHER BLOOMBERG
NOR BARCLAYS SHALL BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED OR INTERRUPTED
PUBLICATION WITH RESPECT TO ANY OF THE BLOOMBERG BARCLAYS INDEX. NEITHER BLOOMBERG NOR
BARCLAYS SHALL BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY SPECIAL, INDIRECT
OR CONSEQUENTIAL DAMAGES, OR ANY LOST PROFITS AND EVEN IF ADVISED OF THE POSSIBLITY OF SUCH,
RESULTING FROM THE USE OF THE BLOOMBERG BARCLAYS INDEX OR ANY DATA INCLUDED THEREIN OR WITH
RESPECT TO THE WELLINGTON FUND.

None of the information supplied by Bloomberg or Barclays and used in this publication may be reproduced in any manner without the prior written permission of both Bloomberg and Barclays Capital, the investment banking division of Barclays
Bank Plc. Barclays Bank Plc is registered in England No. 1026167. Registered office 1 Churchill Place London E14 5HP.

© 2017 Bloomberg. Used with Permission.

Source: Bloomberg Index Services Limited. Copyright 2017, Bloomberg. All rights reserved.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 201 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

F. William McNabb III

Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years and Other Experience: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Chief Executive Officer and Director of The Vanguard Group and President and Chief Executive Officer of each of the investment companies served by The Vanguard Group, since 2008; Director of Vanguard Marketing Corporation; President of The Vanguard Group (2008–2017); Managing Director of The Vanguard Group (1995–2008).

Independent Trustees

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services); Executive in Residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology; Lead Director of SPX FLOW, Inc. (multi-industry manufacturing); Director of the United Way of Rochester, the University of Rochester Medical Center, Monroe Community College Foundation, North Carolina A&T University, and Roberts Wesleyan College; Trustee of the University of Rochester.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years and Other Experience: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Arconic Inc. (diversified manufacturer), HP Inc. (printer and personal computer manufacturing), and Delphi Automotive plc (automotive components); Senior Advisor at New Mountain Capital.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years and Other Experience: President of the University of Pennsylvania; Christopher H. Browne

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

Distinguished Professor of Political Science, School of Arts and Sciences, and Professor of Communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania; Trustee of the National Constitution Center.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years and Other Experience: Corporate Vice President and Member of the Executive Committee (1997–2008), Chief Global Diversity Officer (retired 2008), Vice President and Chief Information Officer (1997–2006), Controller (1995–1997), Treasurer (1991–1995), and Assistant Treasurer (1989–1991) of Johnson & Johnson (pharmaceuticals/medical devices/ consumer products); Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation; Member of the Advisory Board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2009) of Cummins Inc. (industrial machinery); Chairman of the Board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education; Director of the V Foundation for Cancer Research; Member of the Advisory Council for the College of Arts and Letters and Chair of the Advisory Board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born 1953. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Senior Vice President and Chief Financial Officer (retired 2013) at IBM (information technology services); Fiduciary Member of IBM’s Retirement Plan Committee (2004–2013); Member of the Council on Chicago Booth.

Scott C. Malpass

Born 1962. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Chief Investment Officer and Vice President at the University of Notre Dame; Assistant Professor of Finance at the Mendoza College of Business at Notre Dame; Member of the Notre Dame 403(b) Investment Committee, the Board of Advisors for Spruceview Capital Partners, the Board of Catholic Investment Services, Inc. (investment advisor), and the Board of Superintendence of the Institute for the Works of Religion; Chairman of the Board of TIFF Advisory Services, Inc. (investment advisor).

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years and Other Experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011); Chief Investment Officer and Co-Managing Partner of HighVista Strategies LLC (private investment firm); Overseer of the Museum of Fine Arts Boston.

Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Chairman of the Board of Trustees of Colby-Sawyer College; Member of the Board of Hypertherm, Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born 1967. Investment Stewardship Officer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Treasurer (2015–2017), Controller (2010–2015), and Assistant Controller (2001–2010) of each of the investment companies served by The Vanguard Group.

Christine M. Buchanan

Born 1970. Treasurer Since November 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group; Global Head of Vanguard Fund Administration at The Vanguard Group; Partner at KPMG LLP (2005–2017).

Thomas J. Higgins

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Peter Mahoney

Born 1974. Controller Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group; Head of International Fund Services at The Vanguard Group (2008–2014).

Anne E. Robinson

Born 1970. Secretary Since September 2016. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; General Counsel of The Vanguard Group; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Director and Senior Vice President of Vanguard Marketing Corporation; Managing Director and General Counsel of Global Cards and Consumer Services at Citigroup (2014–2016); Counsel at American Express (2003–2014).

Michael Rollings

Born 1963. Finance Director Since November 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; Director of Vanguard Marketing Corporation; Treasurer of each of the investment companies served by The Vanguard Group (February 2017–November 2017); Executive Vice President and Chief Financial Officer of MassMutual Financial Group (2006–2016).

Vanguard Senior Management Team

Mortimer J. Buckley	Chris D. McIsaac
Gregory Davis	James M. Norris
John James	Thomas M. Rampulla
Martha G. King	Karin A. Risi
John T. Marcante

Chairman Emeritus and Senior Advisor

John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a registered trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2018 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q210 012018

Item 2 : Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3 : Audit Committee Financial Expert. All members of the Audit Committee have been determined by the Registrant s Board of Trustees to be Audit Committee Financial Experts and to be independent: Rajiv L. Gupta, JoAnn Heffernan Heisen, F. Joseph Loughrey, Mark Loughridge, and Peter F. Volanakis.

Item 4 : Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended November 30, 2017: $41,000
Fiscal Year Ended November 30, 2016: $40,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended November 30, 2017: $8,424,459
Fiscal Year Ended November 30, 2016: $9,629,849

Includes fees billed in connection with audits of the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc. and Vanguard Marketing Corporation.

(b) Audit-Related Fees. Fiscal Year Ended November 30, 2017: $3,194,093 Fiscal Year Ended November 30, 2016: $2,717,627

Includes fees billed in connection with assurance and related services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(c) Tax Fees. Fiscal Year Ended November 30, 2017: $274,313 Fiscal Year Ended November 30, 2016: $254,050

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(d) All Other Fees. Fiscal Year Ended November 30, 2017: $0 Fiscal Year Ended November 30, 2016: $214,225

Includes fees billed for services related to tax reported information provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(e) (1) Pre-Approval Policies. The policy of the Registrant s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant s independence.

In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant s independence.

The Registrant s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., or other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant.

(2) No percentage of the principal accountant s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees. Fiscal Year Ended November 30, 2017: $274,313 Fiscal Year Ended November 30, 2016: $468,275

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant s independence.

Item 5 : Audit Committee of Listed Registrants. Not Applicable. Item 6 : Investments.

Vanguard® Wellington Fund
Schedule of Investments
November 30, 2017

		Market
		Value
	Shares	($000)

Common Stocks (65.5%)
Consumer Discretionary (4.0%)
Comcast Corp. Class A	38,109,132	1,430,617
Twenty-First Century Fox Inc. Class A	22,217,561	709,629
Ford Motor Co.	50,392,025	630,908
Lowe's Cos. Inc.	4,554,340	379,695
Hilton Worldwide Holdings Inc.	4,569,387	354,402
Volkswagen AG Preference Shares	1,321,481	280,532
^ L Brands Inc.	4,205,300	235,791
CBS Corp. Class B	4,181,625	234,422
		4,255,996
Consumer Staples (4.7%)
PepsiCo Inc.	8,095,885	943,332
Unilever NV	13,011,784	750,384
CVS Health Corp.	9,037,450	692,269
Diageo plc	18,503,396	639,735
Philip Morris International Inc.	5,938,890	610,221
Costco Wholesale Corp.	3,026,890	558,249
Walgreens Boots Alliance Inc.	7,103,561	516,855
British American Tobacco plc	3,720,993	236,629
		4,947,674
Energy (5.5%)
Chevron Corp.	14,913,645	1,774,575
TOTAL SA	17,575,369	993,458
Exxon Mobil Corp.	9,742,591	811,460
Suncor Energy Inc.	16,992,240	589,391
ConocoPhillips	11,464,470	583,312
Kinder Morgan Inc.	24,636,246	424,482
Hess Corp.	6,238,750	286,234
BP plc	32,372,258	215,609
Anadarko Petroleum Corp.	1,793,453	86,247
		5,764,768
Financials (16.0%)
JPMorgan Chase & Co.	20,544,786	2,147,341
Bank of America Corp.	72,233,803	2,034,826
Chubb Ltd.	9,862,375	1,500,166
Prudential Financial Inc.	12,632,940	1,463,400
PNC Financial Services Group Inc.	9,088,945	1,277,542
Citigroup Inc.	10,094,510	762,136
American International Group Inc.	12,224,166	732,961
BlackRock Inc.	1,432,886	718,148
Mitsubishi UFJ Financial Group Inc.	89,847,800	640,446
Intercontinental Exchange Inc.	8,906,895	636,398
Northern Trust Corp.	6,491,104	634,700
Marsh & McLennan Cos. Inc.	7,359,836	617,711
MetLife Inc.	11,058,294	593,609
Goldman Sachs Group Inc.	2,150,769	532,616
Wells Fargo & Co.	8,636,209	487,687
Bank of Nova Scotia	7,217,200	456,488
BNP Paribas SA	5,256,634	398,000
Hartford Financial Services Group Inc.	6,657,482	382,406
Tokio Marine Holdings Inc.	5,024,840	222,878
ING Groep NV	12,164,733	219,822
UBS Group AG	12,187,056	209,374
Zurich Insurance Group AG	577,035	174,646
* Brighthouse Financial Inc.	848,871	49,905
		16,893,206
Health Care (9.5%)
Bristol-Myers Squibb Co.	22,942,625	1,449,745
Merck & Co. Inc.	19,918,311	1,100,885
^ AstraZeneca plc ADR	31,741,571	1,043,345
Johnson & Johnson	6,337,757	883,040
Medtronic plc	10,502,815	862,596

	1

Vanguard® Wellington Fund
Schedule of Investments
November 30, 2017

		Market
		Value
	Shares	($000)
UnitedHealth Group Inc.	3,686,665	841,186
Pfizer Inc.	23,038,615	835,380
Eli Lilly & Co.	8,288,818	701,566
Novartis AG	7,812,592	670,294
Cardinal Health Inc.	8,389,300	496,563
Abbott Laboratories	8,198,259	462,136
McKesson Corp.	1,537,370	227,131
Roche Holding AG	798,839	201,879
* HCA Healthcare Inc.	1,457,375	123,877
* Regeneron Pharmaceuticals Inc.	328,440	118,849
		10,018,472
Industrials (7.2%)
United Parcel Service Inc. Class B	11,326,200	1,375,567
Honeywell International Inc.	4,859,929	757,954
Caterpillar Inc.	5,090,121	718,471
^ ABB Ltd. ADR	21,290,521	548,018
Schneider Electric SE	6,042,370	519,290
Eaton Corp. plc	5,858,168	455,648
Lockheed Martin Corp.	1,416,990	452,190
Canadian Pacific Railway Ltd.	2,477,303	433,974
United Technologies Corp.	3,194,491	387,971
Airbus SE	3,213,317	334,386
Johnson Controls International plc	8,784,177	330,636
BAE Systems plc	41,772,907	311,079
Siemens AG	2,180,107	296,360
FedEx Corp.	1,022,617	236,695
Union Pacific Corp.	1,737,673	219,816
General Electric Co.	9,929,095	181,603
		7,559,658
Information Technology (11.5%)
Microsoft Corp.	30,074,909	2,531,405
Intel Corp.	43,229,620	1,938,416
* Alphabet Inc. Class A	1,867,712	1,935,267
Apple Inc.	8,851,590	1,521,146
Cisco Systems Inc.	22,651,177	844,889
Accenture plc Class A	5,526,050	817,911
QUALCOMM Inc.	10,304,111	683,575
International Business Machines Corp.	3,589,802	552,722
Texas Instruments Inc.	4,972,512	483,776
* eBay Inc.	13,936,675	483,184
HP Inc.	15,910,286	341,275
		12,133,566
Materials (1.7%)
International Paper Co.	10,242,175	579,809
* Linde AG- Tender Line	1,777,449	412,511
DowDuPont Inc.	4,745,595	341,493
BHP Billiton plc	15,264,793	277,636
LyondellBasell Industries NV Class A	2,085,133	218,313
		1,829,762
Real Estate (0.9%)
American Tower Corp.	5,560,757	800,360
AvalonBay Communities Inc.	579,626	105,104
		905,464
Telecommunication Services (1.7%)
Verizon Communications Inc.	35,324,274	1,797,652

Utilities (2.8%)
NextEra Energy Inc.	8,700,890	1,375,089
Dominion Energy Inc.	10,099,850	849,700
Exelon Corp.	15,085,814	629,229

	2

Vanguard® Wellington Fund
Schedule of Investments
November 30, 2017

					Market
					Value
				Shares	($000)
	Iberdrola SA			17,246,207	136,996
					2,991,014

Total Common Stocks (Cost $42,670,775)					69,097,232

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)

U.S. Government and Agency Obligations (5.2%)
U.S. Government Securities (5.1%)
	United States Treasury Note/Bond	0.750%	4/30/18	22,600	22,540
	United States Treasury Note/Bond	1.000%	5/31/18	220,000	219,485
	United States Treasury Note/Bond	0.750%	8/31/18	65,000	64,604
	United States Treasury Note/Bond	1.375%	9/30/18	747,350	745,713
	United States Treasury Note/Bond	1.250%	8/31/19	500,000	495,470
1	United States Treasury Note/Bond	1.750%	9/30/19	950,000	949,259
	United States Treasury Note/Bond	1.375%	2/15/20	231,935	229,688
	United States Treasury Note/Bond	1.375%	2/29/20	62,000	61,380
	United States Treasury Note/Bond	1.625%	6/30/20	67,210	66,790
	United States Treasury Note/Bond	1.250%	3/31/21	52,000	50,790
	United States Treasury Note/Bond	2.000%	2/15/25	410,420	401,379
	United States Treasury Note/Bond	2.000%	8/15/25	282,680	275,525
	United States Treasury Note/Bond	2.250%	11/15/25	6,805	6,746
	United States Treasury Note/Bond	1.625%	5/15/26	220,390	207,442
	United States Treasury Note/Bond	2.000%	11/15/26	43,000	41,582
	United States Treasury Note/Bond	2.375%	5/15/27	28,000	27,882
	United States Treasury Note/Bond	2.250%	8/15/27	80,000	78,750
	United States Treasury Note/Bond	2.250%	11/15/27	130,000	128,071
	United States Treasury Note/Bond	2.875%	5/15/43	275,732	278,533
	United States Treasury Note/Bond	3.375%	5/15/44	149,670	165,198
	United States Treasury Note/Bond	2.500%	2/15/46	50,745	47,375
1	United States Treasury Note/Bond	2.250%	8/15/46	166,764	147,378
	United States Treasury Note/Bond	2.875%	11/15/46	60,140	60,554
	United States Treasury Note/Bond	3.000%	2/15/47	217,005	223,888
	United States Treasury Note/Bond	2.750%	8/15/47	279,675	274,649
	United States Treasury Strip Principal	0.000%	8/15/47	247,840	104,732
					5,375,403
Conventional Mortgage-Backed Securities (0.0%)
2,3	Fannie Mae Pool	2.500%	9/1/27–12/1/28	6,043	6,040
2,3	Freddie Mac Gold Pool	3.000%	5/1/22–9/1/22	24	24
2	Ginnie Mae I Pool	7.000%	11/15/31–11/15/33	2,510	2,951
					9,015
Nonconventional Mortgage-Backed Securities (0.1%)
2,3	Fannie Mae REMICS	3.500%	4/25/31	9,730	10,063
2,3	Fannie Mae REMICS	4.000%	9/25/29–5/25/31	18,581	19,486
2,3	Freddie Mac REMICS	3.500%	3/15/31	5,760	5,960
2,3	Freddie Mac REMICS	4.000%	12/15/30–4/15/31	107,257	113,667
					149,176

Total U.S. Government and Agency Obligations (Cost $5,486,304)					5,533,594

Asset-Backed/Commercial Mortgage-Backed Securities (1.1%)
4	American Tower Trust I	1.551%	3/15/18	14,885	14,863
4	American Tower Trust I	3.070%	3/15/23	43,000	43,040
2,4,5	Apidos CLO XVII	2.663%	4/17/26	50,310	50,518
2,4,5	Ares XXIX CLO Ltd.	2.543%	4/17/26	49,210	49,449
2,4,5	Atlas Senior Loan Fund VI Ltd.	2.609%	10/15/26	13,245	13,290
2,4,5	Avery Point IV CLO Ltd.	2.467%	4/25/26	46,220	46,390
2,4,5	Babson CLO Ltd. 2014-I	2.513%	7/20/25	5,660	5,689
4	Bank of Montreal	2.500%	1/11/22	60,000	59,986
2,4,5	BlueMountain CLO 2014-1 Ltd.	2.638%	4/30/26	29,055	29,190
2,4,5	Cent CLO 20 Ltd.	2.467%	1/25/26	39,880	40,003

		3

Vanguard® Wellington Fund
Schedule of Investments
November 30, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
2,4,5	Cent CLO 21 Ltd.	2.584%	7/27/26	24,170	24,280
2,4,5	Cent CLO 22 Ltd.	2.802%	11/7/26	36,895	37,174
2,4,5	CIFC Funding 2014 Ltd.	2.404%	4/18/25	47,325	47,445
2	COMM 2012-CCRE2 Mortgage Trust	3.147%	8/15/45	18,085	18,386
4	DNB Boligkreditt AS	2.500%	3/28/22	47,550	47,538
2,4,5	Dryden 31 Senior Loan Fund	2.434%	4/18/26	46,460	46,622
2,4	Enterprise Fleet Financing LLC Series 2017-1	2.130%	7/20/22	7,690	7,681
2,4	GM Financial Consumer Automobile 2017-1	1.510%	3/16/20	20,272	20,251
2,6	LB-UBS Commercial Mortgage Trust 2008-C1	6.353%	4/15/41	14,887	14,961
2,4,5	Limerock CLO II Ltd.	2.654%	4/18/26	53,500	53,725
2,4,5	Madison Park Funding XII Ltd.	2.623%	7/20/26	37,385	37,631
2,4,5	Madison Park Funding XIII Ltd.	2.467%	1/19/25	30,660	30,783
2,4	MMAF Equipment Finance LLC 2013-AA	2.570%	6/9/33	8,570	8,623
2,4	MMAF Equipment Finance LLC 2017-A	1.730%	5/18/20	9,390	9,377
2,4	OneMain Financial Issuance Trust 2016-2	4.100%	3/20/28	8,185	8,315
2,4	OneMain Financial Issuance Trust 2017-1	2.370%	9/14/32	23,742	23,579
2	Santander Drive Auto Receivables Trust 2014-2	2.330%	11/15/19	4,700	4,707
4	SBA Tower Trust	2.898%	10/8/19	46,310	46,550
2,4,5	Seneca Park CLO Ltd. 2014-1	2.473%	7/17/26	27,340	27,483
2,4,6	SFAVE Commercial Mortgage Securities Trust 2015-
	5AVE	4.144%	1/5/43	27,300	27,697
2,4,5	Shackleton 2014-VI CLO	2.513%	7/17/26	26,700	26,811
2,4	Springleaf Funding Trust	3.160%	11/15/24	53,215	53,455
2,4	Springleaf Funding Trust 2015-B	3.480%	5/15/28	23,420	23,668
2,4,5	Symphony CLO XIV Ltd.	2.639%	7/14/26	46,405	46,549
2,4,5	Thacher Park CLO Ltd.	2.523%	10/20/26	19,915	20,000
4	Toronto-Dominion Bank	2.500%	1/18/22	76,400	76,292
2	Utility Debt Securitization Authority Series 2013T	3.435%	12/15/25	8,625	8,878
2,4,5	Voya CLO 2014-1 Ltd.	2.684%	4/18/26	20,980	21,076

Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $1,169,833)					1,171,955

Corporate Bonds (20.6%)
Finance (8.3%)
	Banking (6.4%)
	American Express Co.	1.550%	5/22/18	62,130	62,070
	American Express Credit Corp.	2.125%	7/27/18	49,605	49,708
	American Express Credit Corp.	2.250%	8/15/19	30,200	30,250
	American Express Credit Corp.	2.700%	3/3/22	54,990	55,064
	Banco Santander SA	3.125%	2/23/23	30,600	30,497
	Bank of America Corp.	5.750%	12/1/17	30,000	30,000
	Bank of America Corp.	6.875%	4/25/18	40,000	40,781
	Bank of America Corp.	5.625%	7/1/20	4,550	4,906
	Bank of America Corp.	5.875%	1/5/21	40,000	43,942
	Bank of America Corp.	3.300%	1/11/23	7,905	8,052
2	Bank of America Corp.	2.816%	7/21/23	60,525	60,319
	Bank of America Corp.	4.125%	1/22/24	16,100	17,044
	Bank of America Corp.	4.000%	1/22/25	32,900	33,974
	Bank of America Corp.	3.500%	4/19/26	10,000	10,161
2	Bank of America Corp.	3.593%	7/21/28	37,950	38,395
	Bank of America Corp.	5.875%	2/7/42	9,965	12,788
	Bank of America Corp.	5.000%	1/21/44	39,433	46,429
	Bank of America Corp.	4.875%	4/1/44	7,110	8,257
	Bank of New York Mellon Corp.	2.150%	2/24/20	61,325	61,235
	Bank of New York Mellon Corp.	2.200%	8/16/23	16,670	16,108
	Bank of New York Mellon Corp.	3.000%	2/24/25	27,990	27,974
	Bank of Nova Scotia	2.050%	10/30/18	64,150	64,276
	Bank of Nova Scotia	2.800%	7/21/21	25,650	25,928
4	Bank of Tokyo-Mitsubishi UFJ Ltd.	1.700%	3/5/18	54,260	54,249
4	Barclays Bank plc	6.050%	12/4/17	47,500	47,505
	Barclays Bank plc	5.140%	10/14/20	11,905	12,609
	Barclays plc	3.684%	1/10/23	29,605	30,140
	BB&T Corp.	5.250%	11/1/19	8,000	8,436
	BB&T Corp.	2.750%	4/1/22	61,300	61,705

		4

Vanguard® Wellington Fund
Schedule of Investments
November 30, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Bear Stearns Cos. LLC	7.250%	2/1/18	16,385	16,526
BNP Paribas SA	2.400%	12/12/18	53,700	53,905
4 BNP Paribas SA	2.950%	5/23/22	22,800	22,880
BNP Paribas SA	3.250%	3/3/23	12,270	12,492
4 BNP Paribas SA	3.800%	1/10/24	44,775	46,331
4 BNP Paribas SA	3.500%	11/16/27	82,000	81,125
BPCE SA	2.500%	12/10/18	18,325	18,391
BPCE SA	2.500%	7/15/19	53,100	53,376
4 BPCE SA	3.000%	5/22/22	9,490	9,511
BPCE SA	4.000%	4/15/24	30,615	32,324
4 BPCE SA	5.150%	7/21/24	43,790	47,308
4 BPCE SA	3.500%	10/23/27	64,230	63,076
Branch Banking & Trust Co.	2.625%	1/15/22	45,425	45,564
5 Canadian Imperial Bank of Commerce	2.041%	6/16/22	57,780	58,003
Capital One Bank USA NA	2.150%	11/21/18	45,055	45,110
Capital One Financial Corp.	4.750%	7/15/21	18,835	20,119
Capital One Financial Corp.	3.750%	4/24/24	55,460	57,034
Capital One Financial Corp.	3.200%	2/5/25	33,400	33,085
Capital One Financial Corp.	4.200%	10/29/25	11,740	12,016
Citigroup Inc.	1.750%	5/1/18	25,000	24,998
Citigroup Inc.	2.500%	9/26/18	18,000	18,067
Citigroup Inc.	2.550%	4/8/19	55,000	55,266
Citigroup Inc.	2.500%	7/29/19	37,530	37,631
Citigroup Inc.	2.400%	2/18/20	65,200	65,189
Citigroup Inc.	4.500%	1/14/22	33,920	36,192
Citigroup Inc.	4.125%	7/25/28	14,550	14,911
2 Citigroup Inc.	3.520%	10/27/28	61,550	61,187
Citigroup Inc.	6.625%	6/15/32	45,000	57,069
Citigroup Inc.	8.125%	7/15/39	4,638	7,198
Compass Bank	2.750%	9/29/19	15,105	15,213
Cooperatieve Rabobank UA	2.250%	1/14/19	55,610	55,737
4 Credit Agricole SA	2.500%	4/15/19	57,830	58,092
4 Credit Agricole SA	3.250%	10/4/24	24,375	24,140
Credit Suisse AG	1.750%	1/29/18	32,250	32,257
Credit Suisse AG	2.300%	5/28/19	109,260	109,495
Credit Suisse AG	3.000%	10/29/21	18,325	18,599
Credit Suisse AG	3.625%	9/9/24	4,885	5,056
4 Credit Suisse Group AG	3.574%	1/9/23	20,675	20,971
Credit Suisse Group Funding Guernsey Ltd.	3.800%	9/15/22	55,260	57,149
Credit Suisse Group Funding Guernsey Ltd.	3.750%	3/26/25	67,850	69,335
Deutsche Bank AG	1.875%	2/13/18	11,075	11,072
Deutsche Bank AG	2.500%	2/13/19	15,225	15,239
Deutsche Bank AG	2.700%	7/13/20	24,500	24,422
Deutsche Bank AG	4.250%	10/14/21	45,220	47,071
Fifth Third Bank	2.875%	10/1/21	10,345	10,451
Goldman Sachs Group Inc.	5.950%	1/18/18	44,000	44,223
Goldman Sachs Group Inc.	2.375%	1/22/18	22,200	22,217
Goldman Sachs Group Inc.	5.375%	3/15/20	30,790	32,741
Goldman Sachs Group Inc.	2.600%	4/23/20	25,750	25,797
Goldman Sachs Group Inc.	6.000%	6/15/20	11,090	12,020
Goldman Sachs Group Inc.	5.250%	7/27/21	56,720	61,680
Goldman Sachs Group Inc.	5.750%	1/24/22	40,725	45,212
Goldman Sachs Group Inc.	3.000%	4/26/22	30,275	30,377
2 Goldman Sachs Group Inc.	2.876%	10/31/22	64,880	64,566
Goldman Sachs Group Inc.	3.625%	1/22/23	35,320	36,236
Goldman Sachs Group Inc.	3.500%	1/23/25	17,545	17,718
2 Goldman Sachs Group Inc.	3.272%	9/29/25	46,260	45,805
Goldman Sachs Group Inc.	3.850%	1/26/27	17,980	18,347
Goldman Sachs Group Inc.	6.750%	10/1/37	43,995	57,783
Goldman Sachs Group Inc.	6.250%	2/1/41	35,320	46,924
Goldman Sachs Group Inc.	4.800%	7/8/44	30,675	34,360
Goldman Sachs Group Inc.	4.750%	10/21/45	12,715	14,157
4 HSBC Bank plc	4.750%	1/19/21	62,040	66,179
HSBC Holdings plc	3.400%	3/8/21	33,270	34,058

	5

Vanguard® Wellington Fund
Schedule of Investments
November 30, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
HSBC Holdings plc	4.000%	3/30/22	72,455	75,952
HSBC Holdings plc	3.600%	5/25/23	60,200	62,055
HSBC Holdings plc	3.900%	5/25/26	12,085	12,447
2 HSBC Holdings plc	4.041%	3/13/28	21,805	22,588
HSBC Holdings plc	6.500%	5/2/36	25,000	32,256
HSBC Holdings plc	6.100%	1/14/42	40,665	54,508
HSBC Holdings plc	5.250%	3/14/44	13,210	15,434
HSBC USA Inc.	1.625%	1/16/18	39,500	39,496
HSBC USA Inc.	2.625%	9/24/18	20,000	20,100
HSBC USA Inc.	2.350%	3/5/20	71,330	71,380
HSBC USA Inc.	3.500%	6/23/24	28,025	28,704
Huntington National Bank	2.200%	4/1/19	22,280	22,282
Huntington National Bank	2.400%	4/1/20	44,990	44,932
4 ING Bank NV	1.800%	3/16/18	36,610	36,610
ING Groep NV	3.150%	3/29/22	12,955	13,066
ING Groep NV	3.950%	3/29/27	32,965	34,325
JPMorgan Chase & Co.	6.000%	1/15/18	57,000	57,271
JPMorgan Chase & Co.	6.300%	4/23/19	10,340	10,919
JPMorgan Chase & Co.	4.950%	3/25/20	55,000	58,222
JPMorgan Chase & Co.	4.350%	8/15/21	41,386	43,976
JPMorgan Chase & Co.	4.500%	1/24/22	44,780	47,798
JPMorgan Chase & Co.	3.250%	9/23/22	18,645	19,066
JPMorgan Chase & Co.	3.375%	5/1/23	27,610	28,075
JPMorgan Chase & Co.	3.875%	2/1/24	39,000	41,110
JPMorgan Chase & Co.	3.900%	7/15/25	13,870	14,484
JPMorgan Chase & Co.	4.125%	12/15/26	29,835	31,083
JPMorgan Chase & Co.	4.250%	10/1/27	13,420	14,081
JPMorgan Chase & Co.	5.600%	7/15/41	96,000	118,988
JPMorgan Chase & Co.	5.400%	1/6/42	18,035	21,821
JPMorgan Chase & Co.	5.625%	8/16/43	16,100	19,483
JPMorgan Chase & Co.	4.950%	6/1/45	15,000	17,011
2 JPMorgan Chase & Co.	3.964%	11/15/48	64,600	64,420
4 Macquarie Bank Ltd.	2.400%	1/21/20	12,610	12,598
Manufacturers & Traders Trust Co.	2.100%	2/6/20	17,870	17,833
Manufacturers & Traders Trust Co.	2.900%	2/6/25	24,685	24,371
Morgan Stanley	1.875%	1/5/18	9,470	9,470
Morgan Stanley	2.125%	4/25/18	52,125	52,178
Morgan Stanley	2.500%	1/24/19	100,000	100,321
Morgan Stanley	5.625%	9/23/19	24,355	25,744
Morgan Stanley	5.750%	1/25/21	79,825	87,273
Morgan Stanley	2.500%	4/21/21	21,815	21,727
Morgan Stanley	2.625%	11/17/21	30,000	29,900
Morgan Stanley	2.750%	5/19/22	63,420	63,197
Morgan Stanley	3.875%	4/29/24	97,010	101,351
Morgan Stanley	3.700%	10/23/24	29,050	29,907
Morgan Stanley	4.000%	7/23/25	29,455	30,717
Morgan Stanley	3.125%	7/27/26	11,435	11,160
Morgan Stanley	6.250%	8/9/26	20,000	23,725
Morgan Stanley	3.625%	1/20/27	64,000	64,776
Morgan Stanley	4.300%	1/27/45	18,360	19,142
National City Corp.	6.875%	5/15/19	13,950	14,861
4 Nationwide Building Society	2.350%	1/21/20	28,075	28,082
4 NBK SPC Ltd.	2.750%	5/30/22	56,530	55,670
Northern Trust Corp.	3.450%	11/4/20	9,000	9,275
PNC Bank NA	3.300%	10/30/24	18,195	18,576
PNC Bank NA	4.200%	11/1/25	16,650	17,844
PNC Bank NA	3.100%	10/25/27	41,975	41,485
PNC Financial Services Group Inc.	3.900%	4/29/24	41,565	43,489
Royal Bank of Canada	2.750%	2/1/22	43,960	44,415
Santander Holdings USA Inc.	2.700%	5/24/19	30,200	30,304
Santander Holdings USA Inc.	2.650%	4/17/20	23,185	23,202
4 Santander Holdings USA Inc.	3.700%	3/28/22	33,065	33,571
4 Skandinaviska Enskilda Banken AB	2.450%	5/27/20	61,300	61,407
4 Societe Generale SA	3.250%	1/12/22	54,445	54,975

	6

Vanguard® Wellington Fund
Schedule of Investments
November 30, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
2	State Street Corp.	2.653%	5/15/23	30,770	30,806
	SunTrust Bank	3.300%	5/15/26	12,895	12,718
	Synchrony Financial	2.600%	1/15/19	20,920	20,992
	Synchrony Financial	3.000%	8/15/19	10,990	11,088
	Synchrony Financial	2.700%	2/3/20	15,605	15,631
	Toronto-Dominion Bank	2.500%	12/14/20	49,340	49,645
	UBS AG	1.800%	3/26/18	34,055	34,069
4	UBS AG	2.200%	6/8/20	53,390	53,160
4	UBS Group Funding Jersey Ltd.	2.950%	9/24/20	44,570	45,040
4	UBS Group Funding Jersey Ltd.	3.000%	4/15/21	5,130	5,173
	US Bancorp	2.625%	1/24/22	46,910	47,090
	US Bancorp	3.700%	1/30/24	52,500	55,158
	Wells Fargo & Co.	5.625%	12/11/17	31,150	31,175
	Wells Fargo & Co.	2.150%	1/15/19	91,150	91,258
	Wells Fargo & Co.	2.150%	1/30/20	46,155	46,012
	Wells Fargo & Co.	3.000%	1/22/21	26,735	27,164
	Wells Fargo & Co.	3.500%	3/8/22	64,245	66,183
	Wells Fargo & Co.	3.069%	1/24/23	12,990	13,078
	Wells Fargo & Co.	3.450%	2/13/23	48,895	49,839
	Wells Fargo & Co.	4.480%	1/16/24	46,156	49,417
	Wells Fargo & Co.	3.550%	9/29/25	32,170	32,767
	Wells Fargo & Co.	3.000%	4/22/26	39,405	38,351
	Wells Fargo & Co.	5.606%	1/15/44	68,281	83,046
	Wells Fargo & Co.	4.650%	11/4/44	10,315	11,059
	Wells Fargo & Co.	4.900%	11/17/45	19,160	21,020
	Wells Fargo & Co.	4.400%	6/14/46	38,300	39,374
	Wells Fargo & Co.	4.750%	12/7/46	23,150	25,315
	Brokerage (0.0%)
	Ameriprise Financial Inc.	5.300%	3/15/20	11,590	12,321
	Charles Schwab Corp.	3.200%	3/2/27	19,665	19,774
	Finance Companies (0.4%)
	GE Capital International Funding Co. Unlimited Co.	2.342%	11/15/20	75,437	75,042
	GE Capital International Funding Co. Unlimited Co.	3.373%	11/15/25	111,589	113,336
	GE Capital International Funding Co. Unlimited Co.	4.418%	11/15/35	168,370	178,890
	Insurance (1.4%)
	ACE Capital Trust II	9.700%	4/1/30	20,000	30,025
	Aetna Inc.	2.800%	6/15/23	25,660	25,203
2,5	Allstate Corp.	3.351%	5/15/67	25,645	25,132
	Anthem Inc.	2.300%	7/15/18	15,110	15,120
	Anthem Inc.	3.700%	8/15/21	10,000	10,283
	Anthem Inc.	3.125%	5/15/22	53,740	54,049
	Anthem Inc.	3.300%	1/15/23	42,468	43,079
	Anthem Inc.	4.650%	8/15/44	13,445	14,313
	Anthem Inc.	4.375%	12/1/47	9,745	10,022
	Chubb Corp.	6.000%	5/11/37	50,000	65,678
	Chubb INA Holdings Inc.	5.800%	3/15/18	40,360	40,810
	Chubb INA Holdings Inc.	2.300%	11/3/20	6,330	6,338
	Chubb INA Holdings Inc.	3.350%	5/15/24	22,345	22,894
	Chubb INA Holdings Inc.	4.350%	11/3/45	29,835	32,833
	Cigna Corp.	3.250%	4/15/25	31,655	31,678
	CNA Financial Corp.	3.950%	5/15/24	5,410	5,605
4	Farmers Exchange Capital	7.050%	7/15/28	25,000	31,620
4	Five Corners Funding Trust	4.419%	11/15/23	5,935	6,345
4	Jackson National Life Global Funding	3.250%	1/30/24	24,070	24,301
4	Jackson National Life Insurance Co.	8.150%	3/15/27	18,890	24,970
4	Liberty Mutual Group Inc.	4.250%	6/15/23	14,330	15,090
4	Liberty Mutual Insurance Co.	7.875%	10/15/26	31,210	40,515
4	MassMutual Global Funding II	2.100%	8/2/18	46,890	46,979
4	MassMutual Global Funding II	2.350%	4/9/19	28,000	28,122
	MetLife Inc.	1.903%	12/15/17	9,010	9,011
	MetLife Inc.	3.600%	4/10/24	35,035	36,512
	MetLife Inc.	4.125%	8/13/42	5,565	5,683
	MetLife Inc.	4.875%	11/13/43	20,820	23,783

		7

Vanguard® Wellington Fund
Schedule of Investments
November 30, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
4 Metropolitan Life Global Funding I	1.500%	1/10/18	50,360	50,353
4 Metropolitan Life Global Funding I	1.875%	6/22/18	12,690	12,706
4 Metropolitan Life Global Funding I	2.650%	4/8/22	13,770	13,722
4 Metropolitan Life Global Funding I	3.450%	12/18/26	23,660	24,198
4 Metropolitan Life Global Funding I	3.000%	9/19/27	21,455	21,134
4 New York Life Global Funding	2.900%	1/17/24	29,050	29,200
4 New York Life Insurance Co.	5.875%	5/15/33	55,395	70,383
4 Northwestern Mutual Life Insurance Co.	3.850%	9/30/47	24,134	23,849
Prudential Financial Inc.	2.300%	8/15/18	24,545	24,607
Prudential Financial Inc.	4.500%	11/15/20	24,365	25,750
4 QBE Insurance Group Ltd.	2.400%	5/1/18	9,160	9,171
4 Teachers Insurance & Annuity Assn. of America	4.900%	9/15/44	14,830	16,670
4 Teachers Insurance & Annuity Assn. of America	4.270%	5/15/47	42,390	44,064
Torchmark Corp.	7.875%	5/15/23	45,000	52,819
Travelers Cos. Inc.	5.800%	5/15/18	32,500	33,090
UnitedHealth Group Inc.	6.000%	2/15/18	26,300	26,519
UnitedHealth Group Inc.	3.875%	10/15/20	27,960	29,095
UnitedHealth Group Inc.	2.875%	3/15/22	4,696	4,756
UnitedHealth Group Inc.	2.875%	3/15/23	16,000	16,148
UnitedHealth Group Inc.	3.100%	3/15/26	15,350	15,373
UnitedHealth Group Inc.	4.625%	7/15/35	32,330	36,900
UnitedHealth Group Inc.	4.250%	3/15/43	67,400	71,797
UnitedHealth Group Inc.	4.750%	7/15/45	30,995	35,485
Other Finance (0.0%)
4 LeasePlan Corp. NV	2.875%	1/22/19	24,670	24,642

Real Estate Investment Trusts (0.1%)
AvalonBay Communities Inc.	3.625%	10/1/20	20,780	21,438
Boston Properties LP	3.125%	9/1/23	13,275	13,399
Boston Properties LP	3.800%	2/1/24	1,750	1,814
Realty Income Corp.	6.750%	8/15/19	21,075	22,735
Realty Income Corp.	4.650%	8/1/23	25,010	26,999
Simon Property Group LP	3.750%	2/1/24	3,265	3,392
Simon Property Group LP	3.375%	10/1/24	10,055	10,268
4 WEA Finance LLC / Westfield UK & Europe Finance plc	2.700%	9/17/19	22,360	22,461
				8,745,795
Industrial (10.0%)
Basic Industry (0.0%)
International Paper Co.	4.350%	8/15/48	43,525	44,195
2 Rohm and Haas Holdings Ltd.	9.800%	4/15/20	1,875	2,037
Capital Goods (0.8%)
4 BAE Systems Holdings Inc.	2.850%	12/15/20	6,060	6,098
4 BAE Systems Holdings Inc.	3.850%	12/15/25	11,010	11,355
Boeing Co.	8.625%	11/15/31	9,460	14,529
Caterpillar Financial Services Corp.	2.625%	3/1/23	53,000	52,894
Caterpillar Inc.	3.900%	5/27/21	46,914	49,257
Caterpillar Inc.	2.600%	6/26/22	11,345	11,371
Caterpillar Inc.	3.400%	5/15/24	14,200	14,627
Caterpillar Inc.	3.803%	8/15/42	13,960	14,521
Deere & Co.	7.125%	3/3/31	17,500	24,271
General Dynamics Corp.	3.875%	7/15/21	14,925	15,669
General Electric Co.	4.625%	1/7/21	22,598	23,986
General Electric Co.	5.300%	2/11/21	8,833	9,542
General Electric Co.	3.150%	9/7/22	34,079	34,597
General Electric Co.	2.700%	10/9/22	9,965	9,940
General Electric Co.	3.100%	1/9/23	8,635	8,726
General Electric Co.	6.150%	8/7/37	2,093	2,695
General Electric Co.	5.875%	1/14/38	4,160	5,252
General Electric Co.	4.500%	3/11/44	43,750	47,364
Honeywell International Inc.	4.250%	3/1/21	40,681	43,084
Illinois Tool Works Inc.	3.500%	3/1/24	52,955	55,283
John Deere Capital Corp.	2.250%	4/17/19	28,125	28,204

	8

Vanguard® Wellington Fund
Schedule of Investments
November 30, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
John Deere Capital Corp.	1.700%	1/15/20	21,935	21,729
Lockheed Martin Corp.	2.900%	3/1/25	10,450	10,383
Lockheed Martin Corp.	4.500%	5/15/36	8,015	8,791
Lockheed Martin Corp.	4.700%	5/15/46	19,870	22,598
Parker-Hannifin Corp.	4.450%	11/21/44	17,735	19,394
4 Siemens Financieringsmaatschappij NV	2.900%	5/27/22	39,625	40,064
4 Siemens Financieringsmaatschappij NV	3.125%	3/16/24	61,400	62,409
4 Siemens Financieringsmaatschappij NV	4.400%	5/27/45	34,365	37,386
United Technologies Corp.	3.100%	6/1/22	7,010	7,147
United Technologies Corp.	6.050%	6/1/36	20,325	26,022
United Technologies Corp.	6.125%	7/15/38	37,300	48,747
Communication (1.3%)
21st Century Fox America Inc.	3.000%	9/15/22	11,891	11,983
America Movil SAB de CV	3.125%	7/16/22	84,600	85,540
America Movil SAB de CV	6.125%	3/30/40	7,380	9,157
American Tower Corp.	3.450%	9/15/21	30,665	31,379
American Tower Corp.	5.000%	2/15/24	7,655	8,406
AT&T Inc.	1.400%	12/1/17	18,715	18,715
AT&T Inc.	5.600%	5/15/18	44,000	44,698
AT&T Inc.	5.200%	3/15/20	10,120	10,732
AT&T Inc.	2.450%	6/30/20	12,000	11,974
AT&T Inc.	4.600%	2/15/21	5,000	5,275
AT&T Inc.	4.450%	5/15/21	10,000	10,580
AT&T Inc.	4.500%	3/9/48	24,959	22,742
CBS Corp.	4.300%	2/15/21	27,830	29,118
Comcast Corp.	3.000%	2/1/24	25,345	25,545
Comcast Corp.	3.600%	3/1/24	50,730	52,424
Comcast Corp.	3.375%	2/15/25	2,540	2,601
Comcast Corp.	2.350%	1/15/27	19,620	18,283
Comcast Corp.	4.250%	1/15/33	42,890	46,016
Comcast Corp.	4.200%	8/15/34	23,435	24,796
Comcast Corp.	5.650%	6/15/35	4,725	5,796
Comcast Corp.	4.400%	8/15/35	26,835	29,005
Comcast Corp.	6.500%	11/15/35	4,720	6,301
Comcast Corp.	6.400%	5/15/38	968	1,282
Comcast Corp.	4.650%	7/15/42	47,970	52,195
Comcast Corp.	4.500%	1/15/43	22,000	23,625
Comcast Corp.	4.750%	3/1/44	22,875	25,410
Comcast Corp.	4.600%	8/15/45	40,336	43,941
4 Comcast Corp.	4.049%	11/1/52	4,588	4,547
4 Cox Communications Inc.	4.800%	2/1/35	30,000	29,560
4 Cox Communications Inc.	6.450%	12/1/36	5,850	6,711
4 Cox Communications Inc.	4.600%	8/15/47	4,435	4,393
Discovery Communications LLC	5.625%	8/15/19	6,511	6,837
4 GTP Acquisition Partners I LLC	2.350%	6/15/20	22,530	22,319
4 NBCUniversal Enterprise Inc.	1.974%	4/15/19	100,115	99,932
NBCUniversal Media LLC	4.375%	4/1/21	23,900	25,379
NBCUniversal Media LLC	2.875%	1/15/23	9,760	9,820
Orange SA	4.125%	9/14/21	60,990	64,662
Orange SA	9.000%	3/1/31	20,280	30,304
4 SBA Tower Trust	3.168%	4/11/22	48,960	48,902
4 Sky plc	2.625%	9/16/19	38,021	38,068
4 Sky plc	3.750%	9/16/24	45,046	46,299
Time Warner Cable LLC	8.750%	2/14/19	1,120	1,201
Time Warner Cable LLC	8.250%	4/1/19	14,433	15,499
Time Warner Cos. Inc.	7.570%	2/1/24	20,000	24,674
Time Warner Cos. Inc.	6.950%	1/15/28	20,000	24,889
Time Warner Entertainment Co. LP	8.375%	3/15/23	3,925	4,771
Time Warner Inc.	4.875%	3/15/20	14,000	14,723
Time Warner Inc.	4.750%	3/29/21	8,000	8,508
Verizon Communications Inc.	3.500%	11/1/21	5,495	5,652
Verizon Communications Inc.	4.812%	3/15/39	85,963	88,330
Verizon Communications Inc.	4.750%	11/1/41	11,880	12,021

	9

Vanguard® Wellington Fund
Schedule of Investments
November 30, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Verizon Communications Inc.	4.862%	8/21/46	36,117	36,762
Verizon Communications Inc.	5.012%	4/15/49	21,754	22,543
Walt Disney Co.	4.125%	6/1/44	23,115	24,445
Consumer Cyclical (1.4%)
Alibaba Group Holding Ltd.	2.500%	11/28/19	12,965	12,993
Alibaba Group Holding Ltd.	3.125%	11/28/21	2,515	2,545
Alibaba Group Holding Ltd.	3.600%	11/28/24	39,860	40,960
Alibaba Group Holding Ltd.	3.400%	12/6/27	59,970	59,524
Amazon.com Inc.	2.500%	11/29/22	34,760	34,637
4 Amazon.com Inc.	2.800%	8/22/24	26,480	26,289
Amazon.com Inc.	4.800%	12/5/34	37,370	43,103
Amazon.com Inc.	4.950%	12/5/44	22,605	26,517
4 Amazon.com Inc.	4.250%	8/22/57	51,360	53,933
4 American Honda Finance Corp.	1.600%	2/16/18	30,845	30,847
American Honda Finance Corp.	2.125%	10/10/18	45,655	45,782
AutoZone Inc.	3.700%	4/15/22	46,136	47,703
AutoZone Inc.	3.125%	7/15/23	33,000	33,049
4 BMW US Capital LLC	2.000%	4/11/21	21,300	21,010
4 BMW US Capital LLC	2.800%	4/11/26	5,805	5,665
CVS Health Corp.	2.750%	12/1/22	40,255	39,634
CVS Health Corp.	4.875%	7/20/35	6,900	7,387
CVS Health Corp.	5.125%	7/20/45	51,085	56,147
4 Daimler Finance North America LLC	2.375%	8/1/18	35,000	35,107
4 Daimler Finance North America LLC	2.250%	7/31/19	73,100	73,045
4 Daimler Finance North America LLC	2.200%	5/5/20	16,565	16,516
4 Daimler Finance North America LLC	2.450%	5/18/20	2,740	2,741
4 Daimler Finance North America LLC	2.300%	2/12/21	34,470	34,193
4 Daimler Finance North America LLC	3.875%	9/15/21	3,961	4,132
4 Daimler Finance North America LLC	3.250%	8/1/24	5,870	5,934
Ford Motor Credit Co. LLC	2.375%	3/12/19	45,000	45,023
Ford Motor Credit Co. LLC	3.157%	8/4/20	26,655	27,023
General Motors Financial Co. Inc.	3.950%	4/13/24	62,350	63,886
Home Depot Inc.	2.250%	9/10/18	39,555	39,690
Home Depot Inc.	2.700%	4/1/23	31,170	31,283
Home Depot Inc.	4.400%	3/15/45	28,655	31,458
4 Hyundai Capital America	2.550%	4/3/20	28,910	28,665
Lowe's Cos. Inc.	3.100%	5/3/27	68,700	68,207
Lowe's Cos. Inc.	6.500%	3/15/29	13,301	17,023
McDonald's Corp.	2.625%	1/15/22	7,805	7,844
McDonald's Corp.	3.250%	6/10/24	5,460	5,586
McDonald's Corp.	4.875%	12/9/45	9,940	11,204
4 Nissan Motor Acceptance Corp.	1.800%	3/15/18	46,400	46,400
4 Nissan Motor Acceptance Corp.	2.650%	9/26/18	24,990	25,079
4 Volkswagen Group of America Finance LLC	2.450%	11/20/19	16,935	16,931
Wal-Mart Stores Inc.	3.250%	10/25/20	25,754	26,604
Wal-Mart Stores Inc.	4.250%	4/15/21	29,000	30,853
Wal-Mart Stores Inc.	2.550%	4/11/23	38,325	38,390
Wal-Mart Stores Inc.	5.625%	4/15/41	112,595	149,973
Wal-Mart Stores Inc.	3.625%	12/15/47	14,215	14,658
Consumer Noncyclical (3.3%)
Allergan Funding SCS	3.000%	3/12/20	37,430	37,732
Allergan Funding SCS	3.450%	3/15/22	18,695	19,003
Allergan Funding SCS	3.800%	3/15/25	35,925	36,152
Allergan Funding SCS	4.550%	3/15/35	10,240	10,621
Allergan Funding SCS	4.850%	6/15/44	18,000	18,855
Altria Group Inc.	4.750%	5/5/21	23,376	25,148
Altria Group Inc.	2.850%	8/9/22	18,810	18,895
Altria Group Inc.	4.500%	5/2/43	10,705	11,347
AmerisourceBergen Corp.	3.500%	11/15/21	12,320	12,647
Amgen Inc.	3.875%	11/15/21	13,315	13,874
Amgen Inc.	5.150%	11/15/41	36,380	42,311
Anheuser-Busch Cos. LLC	6.500%	1/1/28	19,550	23,536
Anheuser-Busch InBev Finance Inc.	3.300%	2/1/23	75,400	77,030

	10

Vanguard® Wellington Fund
Schedule of Investments
November 30, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Anheuser-Busch InBev Finance Inc.	3.650%	2/1/26	68,045	69,741
Anheuser-Busch InBev Finance Inc.	4.700%	2/1/36	133,300	146,947
Anheuser-Busch InBev Finance Inc.	4.900%	2/1/46	99,460	112,007
Anheuser-Busch InBev Worldwide Inc.	3.750%	1/15/22	2,390	2,494
Anheuser-Busch InBev Worldwide Inc.	2.500%	7/15/22	117,831	116,935
Anheuser-Busch InBev Worldwide Inc.	4.950%	1/15/42	4,100	4,592
Anheuser-Busch InBev Worldwide Inc.	3.750%	7/15/42	19,610	18,736
2 Ascension Health	4.847%	11/15/53	44,750	51,946
AstraZeneca plc	1.950%	9/18/19	12,065	12,000
AstraZeneca plc	2.375%	11/16/20	44,480	44,416
AstraZeneca plc	6.450%	9/15/37	23,385	31,174
4 BAT International Finance plc	2.750%	6/15/20	21,250	21,361
4 BAT International Finance plc	3.250%	6/7/22	58,280	59,048
4 BAT International Finance plc	3.500%	6/15/22	8,980	9,178
4 Bayer US Finance LLC	2.375%	10/8/19	7,510	7,504
4 Bayer US Finance LLC	3.000%	10/8/21	46,850	47,415
Biogen Inc.	2.900%	9/15/20	21,115	21,387
Cardinal Health Inc.	2.400%	11/15/19	27,350	27,340
Cardinal Health Inc.	3.200%	3/15/23	13,035	13,081
Cardinal Health Inc.	3.079%	6/15/24	12,670	12,456
Cardinal Health Inc.	3.500%	11/15/24	24,705	24,965
Cardinal Health Inc.	4.500%	11/15/44	28,805	28,773
4 Cargill Inc.	4.307%	5/14/21	60,532	63,556
4 Cargill Inc.	6.875%	5/1/28	19,355	23,963
4 Cargill Inc.	4.760%	11/23/45	28,190	32,522
Catholic Health Initiatives Colorado GO	2.600%	8/1/18	9,745	9,778
Catholic Health Initiatives Colorado GO	2.950%	11/1/22	18,735	18,636
Catholic Health Initiatives Colorado GO	4.200%	8/1/23	6,250	6,425
2 Catholic Health Initiatives Colorado GO	4.350%	11/1/42	22,115	20,598
Celgene Corp.	2.250%	5/15/19	6,565	6,560
Celgene Corp.	3.250%	8/15/22	16,250	16,479
Celgene Corp.	3.550%	8/15/22	18,400	18,908
Coca-Cola Co.	3.300%	9/1/21	10,075	10,414
Coca-Cola Enterprises Inc.	3.500%	9/15/20	9,900	10,189
Coca-Cola Enterprises Inc.	4.500%	9/1/21	8,430	8,915
Coca-Cola Femsa SAB de CV	2.375%	11/26/18	13,596	13,625
Coca-Cola Femsa SAB de CV	3.875%	11/26/23	34,200	35,604
Colgate-Palmolive Co.	7.600%	5/19/25	13,920	17,968
Constellation Brands Inc.	2.700%	5/9/22	2,385	2,371
Diageo Capital plc	2.625%	4/29/23	48,310	48,280
Diageo Investment Corp.	2.875%	5/11/22	26,991	27,384
Dignity Health California GO	2.637%	11/1/19	5,595	5,606
Dignity Health California GO	3.812%	11/1/24	11,415	11,817
Eli Lilly & Co.	3.700%	3/1/45	24,450	24,503
4 EMD Finance LLC	2.950%	3/19/22	23,660	23,835
4 Forest Laboratories Inc.	4.875%	2/15/21	4,184	4,435
6 General Mills Inc.	6.390%	2/5/23	50,000	56,644
Gilead Sciences Inc.	2.550%	9/1/20	26,330	26,575
Gilead Sciences Inc.	3.700%	4/1/24	26,895	28,132
Gilead Sciences Inc.	3.500%	2/1/25	22,335	22,863
Gilead Sciences Inc.	4.500%	2/1/45	32,375	34,665
Gilead Sciences Inc.	4.750%	3/1/46	7,340	8,243
GlaxoSmithKline Capital Inc.	2.800%	3/18/23	31,740	32,105
GlaxoSmithKline Capital Inc.	5.375%	4/15/34	45,000	54,069
GlaxoSmithKline Capital plc	2.850%	5/8/22	28,930	29,284
4 Imperial Tobacco Finance plc	3.750%	7/21/22	34,745	35,837
4 Japan Tobacco Inc.	2.100%	7/23/18	22,200	22,242
Kaiser Foundation Hospitals	3.500%	4/1/22	20,786	21,455
Kaiser Foundation Hospitals	3.150%	5/1/27	17,935	17,908
Kaiser Foundation Hospitals	4.875%	4/1/42	14,250	16,725
Kraft Heinz Foods Co.	3.000%	6/1/26	19,550	18,686
Kraft Heinz Foods Co.	5.000%	7/15/35	8,940	9,710
Kraft Heinz Foods Co.	4.375%	6/1/46	61,615	59,359
Kroger Co.	4.450%	2/1/47	6,450	6,237

	11

Vanguard® Wellington Fund
Schedule of Investments
November 30, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
McKesson Corp.	2.700%	12/15/22	7,710	7,676
McKesson Corp.	2.850%	3/15/23	7,620	7,584
McKesson Corp.	4.883%	3/15/44	26,111	28,075
Medtronic Inc.	1.375%	4/1/18	13,520	13,509
Medtronic Inc.	2.500%	3/15/20	34,350	34,587
Medtronic Inc.	3.150%	3/15/22	72,005	73,845
Medtronic Inc.	3.625%	3/15/24	10,350	10,821
Medtronic Inc.	3.500%	3/15/25	76,150	78,527
Medtronic Inc.	4.375%	3/15/35	9,889	10,819
Memorial Sloan-Kettering Cancer Center New York GO	4.125%	7/1/52	12,320	12,971
Memorial Sloan-Kettering Cancer Center New York GO	4.200%	7/1/55	15,150	16,051
Merck & Co. Inc.	2.350%	2/10/22	30,760	30,752
Merck & Co. Inc.	2.800%	5/18/23	54,775	55,256
Merck & Co. Inc.	2.750%	2/10/25	47,090	46,729
Merck & Co. Inc.	4.150%	5/18/43	22,090	23,845
Molson Coors Brewing Co.	3.500%	5/1/22	16,525	16,915
Molson Coors Brewing Co.	5.000%	5/1/42	6,465	7,127
New York & Presbyterian Hospital	4.024%	8/1/45	28,410	29,309
Novartis Capital Corp.	3.400%	5/6/24	16,695	17,331
Novartis Capital Corp.	4.400%	5/6/44	25,896	28,938
Partners Healthcare System Massachusetts GO	3.443%	7/1/21	1,950	1,981
PepsiCo Inc.	2.750%	3/1/23	29,800	30,052
PepsiCo Inc.	4.000%	3/5/42	51,391	53,364
Pfizer Inc.	3.000%	6/15/23	47,025	47,998
Philip Morris International Inc.	4.500%	3/26/20	8,250	8,653
Philip Morris International Inc.	4.125%	5/17/21	43,025	45,257
Philip Morris International Inc.	2.500%	8/22/22	21,645	21,335
Philip Morris International Inc.	2.625%	3/6/23	46,850	46,370
Philip Morris International Inc.	3.375%	8/11/25	14,440	14,721
Philip Morris International Inc.	4.875%	11/15/43	6,185	6,926
2 Procter & Gamble - Esop	9.360%	1/1/21	22,718	25,287
4 Roche Holdings Inc.	2.875%	9/29/21	33,000	33,477
Sanofi	4.000%	3/29/21	44,090	46,535
4 Sigma Alimentos SA de CV	4.125%	5/2/26	17,400	17,481
SSM Health Care Corp.	3.823%	6/1/27	37,100	38,379
Teva Pharmaceutical Finance Netherlands III BV	2.800%	7/21/23	37,215	32,725
The Kroger Co.	3.850%	8/1/23	10,770	11,177
The Kroger Co.	4.000%	2/1/24	22,290	23,129
The Pepsi Bottling Group Inc.	7.000%	3/1/29	10,000	13,509
Unilever Capital Corp.	4.250%	2/10/21	95,235	100,760
Wyeth LLC	5.950%	4/1/37	25,000	33,099
Zeneca Wilmington Inc.	7.000%	11/15/23	29,000	35,353
Energy (1.3%)
4 BG Energy Capital plc	4.000%	10/15/21	5,000	5,251
BP Capital Markets plc	4.750%	3/10/19	27,215	28,139
BP Capital Markets plc	2.315%	2/13/20	5,855	5,862
BP Capital Markets plc	4.500%	10/1/20	16,000	16,985
BP Capital Markets plc	3.062%	3/17/22	43,130	43,817
BP Capital Markets plc	3.245%	5/6/22	35,000	35,958
BP Capital Markets plc	2.500%	11/6/22	22,000	21,822
BP Capital Markets plc	3.994%	9/26/23	16,185	17,207
BP Capital Markets plc	3.814%	2/10/24	38,938	40,919
BP Capital Markets plc	3.506%	3/17/25	50,285	51,809
Chevron Corp.	3.191%	6/24/23	49,470	50,520
ConocoPhillips Co.	4.200%	3/15/21	11,056	11,656
ConocoPhillips Co.	2.875%	11/15/21	12,755	12,912
ConocoPhillips Co.	3.350%	11/15/24	8,470	8,655
ConocoPhillips Co.	3.350%	5/15/25	9,440	9,653
ConocoPhillips Co.	4.950%	3/15/26	4,385	4,940
ConocoPhillips Co.	4.300%	11/15/44	60,450	63,635
Devon Energy Corp.	3.250%	5/15/22	18,600	18,842
Dominion Energy Gas Holdings LLC	3.550%	11/1/23	21,445	21,781
EOG Resources Inc.	5.625%	6/1/19	23,100	24,230

	12

Vanguard® Wellington Fund
Schedule of Investments
November 30, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Exxon Mobil Corp.	2.222%	3/1/21	14,165	14,172
Exxon Mobil Corp.	2.726%	3/1/23	11,910	11,989
Exxon Mobil Corp.	3.043%	3/1/26	8,115	8,215
Exxon Mobil Corp.	4.114%	3/1/46	12,060	12,944
Halliburton Co.	3.500%	8/1/23	78,795	81,053
Noble Energy Inc.	4.150%	12/15/21	15,961	16,697
Occidental Petroleum Corp.	4.100%	2/1/21	39,240	41,223
Occidental Petroleum Corp.	2.700%	2/15/23	10,750	10,747
Occidental Petroleum Corp.	3.400%	4/15/26	28,910	29,483
Plains All American Pipeline LP / PAA Finance Corp.	3.850%	10/15/23	36,775	36,599
4 Schlumberger Holdings Corp.	3.000%	12/21/20	30,755	31,151
4 Schlumberger Investment SA	2.400%	8/1/22	23,925	23,709
Schlumberger Investment SA	3.650%	12/1/23	44,520	46,663
Shell International Finance BV	4.375%	3/25/20	28,875	30,302
Shell International Finance BV	3.250%	5/11/25	11,051	11,257
Shell International Finance BV	4.125%	5/11/35	43,465	46,592
Shell International Finance BV	5.500%	3/25/40	12,990	16,007
Shell International Finance BV	4.375%	5/11/45	96,700	104,444
Shell International Finance BV	4.000%	5/10/46	7,350	7,492
Suncor Energy Inc.	5.950%	12/1/34	20,700	25,391
Sunoco Logistics Partners Operations LP	4.400%	4/1/21	30,900	32,221
Total Capital International SA	2.700%	1/25/23	36,510	36,686
Total Capital International SA	3.750%	4/10/24	41,500	43,930
Total Capital SA	2.125%	8/10/18	42,000	42,053
TransCanada PipeLines Ltd.	3.800%	10/1/20	47,125	48,932
TransCanada PipeLines Ltd.	4.875%	1/15/26	47,256	53,056
Other Industrial (0.0%)
2 Johns Hopkins University Maryland GO	4.083%	7/1/53	26,970	28,215

Technology (1.6%)
Apple Inc.	2.850%	5/6/21	44,000	44,711
Apple Inc.	3.000%	2/9/24	22,535	22,842
Apple Inc.	3.450%	5/6/24	39,950	41,493
Apple Inc.	2.850%	5/11/24	44,990	45,125
Apple Inc.	2.750%	1/13/25	21,495	21,317
Apple Inc.	3.250%	2/23/26	37,631	38,232
Apple Inc.	2.450%	8/4/26	43,466	41,657
Apple Inc.	3.350%	2/9/27	55,925	57,129
Apple Inc.	3.200%	5/11/27	39,185	39,604
Apple Inc.	2.900%	9/12/27	55,355	54,617
Apple Inc.	3.850%	5/4/43	17,000	17,341
Apple Inc.	4.450%	5/6/44	5,075	5,607
Apple Inc.	3.850%	8/4/46	36,890	37,163
Applied Materials Inc.	3.300%	4/1/27	31,840	32,252
4 Broadcom Corp. / Broadcom Cayman Finance Ltd.	3.625%	1/15/24	26,940	26,643
Cisco Systems Inc.	4.450%	1/15/20	24,095	25,256
Cisco Systems Inc.	2.900%	3/4/21	13,350	13,605
Cisco Systems Inc.	2.500%	9/20/26	15,676	15,111
Intel Corp.	2.875%	5/11/24	29,395	29,425
Intel Corp.	4.100%	5/19/46	51,605	54,815
International Business Machines Corp.	8.375%	11/1/19	25,000	27,924
International Business Machines Corp.	3.375%	8/1/23	70,925	73,172
International Business Machines Corp.	3.625%	2/12/24	35,000	36,652
International Business Machines Corp.	5.875%	11/29/32	20,240	25,676
Microsoft Corp.	2.375%	2/12/22	24,670	24,649
Microsoft Corp.	3.625%	12/15/23	16,000	16,877
Microsoft Corp.	2.875%	2/6/24	70,885	71,630
Microsoft Corp.	3.125%	11/3/25	31,615	32,230
Microsoft Corp.	2.400%	8/8/26	53,545	51,589
Microsoft Corp.	3.500%	2/12/35	23,520	24,018
Microsoft Corp.	3.450%	8/8/36	65,320	65,613
Microsoft Corp.	4.100%	2/6/37	45,385	49,851
Microsoft Corp.	4.450%	11/3/45	14,250	16,243

	13

Vanguard® Wellington Fund
Schedule of Investments
November 30, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Microsoft Corp.	3.700%	8/8/46	61,115	62,232
Microsoft Corp.	4.250%	2/6/47	91,700	101,926
Oracle Corp.	2.500%	5/15/22	46,930	47,016
Oracle Corp.	2.950%	11/15/24	79,830	80,185
Oracle Corp.	2.950%	5/15/25	13,635	13,672
Oracle Corp.	3.250%	11/15/27	111,485	112,823
Oracle Corp.	4.000%	11/15/47	64,175	66,141
QUALCOMM Inc.	2.600%	1/30/23	26,010	25,229
QUALCOMM Inc.	2.900%	5/20/24	47,560	46,006
Transportation (0.3%)
Burlington Northern Santa Fe LLC	3.050%	3/15/22	7,595	7,771
Burlington Northern Santa Fe LLC	3.000%	3/15/23	21,397	21,746
Burlington Northern Santa Fe LLC	3.850%	9/1/23	20,891	22,211
Burlington Northern Santa Fe LLC	3.250%	6/15/27	12,315	12,498
2 Continental Airlines 2007-1 Class A Pass Through Trust	5.983%	10/19/23	22,622	24,906
4 ERAC USA Finance LLC	2.350%	10/15/19	27,135	27,090
4 ERAC USA Finance LLC	4.500%	8/16/21	9,295	9,828
4 ERAC USA Finance LLC	7.000%	10/15/37	32,995	43,402
4 ERAC USA Finance LLC	5.625%	3/15/42	10,000	11,490
2 Federal Express Corp. 1998 Pass Through Trust	6.720%	1/15/22	19,790	21,296
FedEx Corp.	2.700%	4/15/23	23,430	23,066
FedEx Corp.	4.900%	1/15/34	4,985	5,571
FedEx Corp.	3.875%	8/1/42	5,095	4,865
FedEx Corp.	4.100%	4/15/43	20,500	20,278
FedEx Corp.	5.100%	1/15/44	18,015	20,325
Kansas City Southern	4.950%	8/15/45	16,985	19,010
2 Southwest Airlines Co. 2007-1 Pass Through Trust	6.150%	2/1/24	14,495	15,753
United Parcel Service Inc.	2.450%	10/1/22	17,950	17,896
United Parcel Service Inc.	4.875%	11/15/40	14,815	17,467
				10,598,186
Utilities (2.3%)
Electric (2.1%)
Alabama Power Co.	5.700%	2/15/33	15,000	18,078
Alabama Power Co.	3.750%	3/1/45	24,430	24,524
Ameren Illinois Co.	6.125%	12/15/28	54,000	64,001
Berkshire Hathaway Energy Co.	6.125%	4/1/36	43,116	56,078
Berkshire Hathaway Energy Co.	6.500%	9/15/37	10,301	14,078
Berkshire Hathaway Energy Co.	5.150%	11/15/43	9,275	10,989
Commonwealth Edison Co.	4.350%	11/15/45	8,130	9,065
Connecticut Light & Power Co.	5.650%	5/1/18	13,655	13,866
Consolidated Edison Co. of New York Inc.	7.125%	12/1/18	11,278	11,818
Consolidated Edison Co. of New York Inc.	4.500%	12/1/45	36,735	41,231
Consolidated Edison Co. of New York Inc.	4.625%	12/1/54	51,625	57,429
Delmarva Power & Light Co.	3.500%	11/15/23	11,816	12,216
Dominion Energy Inc	5.200%	8/15/19	19,250	20,134
6 Dominion Energy Inc.	2.962%	7/1/19	18,210	18,364
Dominion Energy Inc.	2.579%	7/1/20	23,655	23,703
Dominion Energy Inc.	3.625%	12/1/24	29,400	30,347
DTE Energy Co.	3.800%	3/15/27	9,550	9,837
Duke Energy Carolinas LLC	5.250%	1/15/18	9,000	9,039
Duke Energy Carolinas LLC	5.100%	4/15/18	18,235	18,441
Duke Energy Carolinas LLC	3.900%	6/15/21	50,025	52,471
Duke Energy Carolinas LLC	6.050%	4/15/38	4,000	5,297
Duke Energy Carolinas LLC	3.700%	12/1/47	17,085	17,217
Duke Energy Corp.	2.650%	9/1/26	11,775	11,225
Duke Energy Corp.	4.800%	12/15/45	44,700	50,636
Duke Energy Corp.	3.750%	9/1/46	9,940	9,705
Duke Energy Florida LLC	6.350%	9/15/37	8,000	11,000
Duke Energy Florida LLC	6.400%	6/15/38	27,055	37,415
Duke Energy Progress LLC	6.300%	4/1/38	14,705	19,961
Duke Energy Progress LLC	4.200%	8/15/45	38,025	41,045
Entergy Louisiana LLC	3.120%	9/1/27	14,935	14,886
Eversource Energy	4.500%	11/15/19	3,535	3,675

	14

Vanguard® Wellington Fund
Schedule of Investments
November 30, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Eversource Energy	2.900%	10/1/24	17,450	17,324
Eversource Energy	3.150%	1/15/25	5,025	5,054
Florida Power & Light Co.	5.650%	2/1/35	50,000	61,815
Florida Power & Light Co.	4.950%	6/1/35	10,000	11,631
Florida Power & Light Co.	5.650%	2/1/37	5,000	6,356
Florida Power & Light Co.	5.950%	2/1/38	39,215	51,824
Florida Power & Light Co.	5.690%	3/1/40	4,000	5,230
Florida Power & Light Co.	3.700%	12/1/47	17,370	17,793
Fortis Inc.	3.055%	10/4/26	28,565	27,714
Georgia Power Co.	5.400%	6/1/18	38,660	39,327
Georgia Power Co.	5.950%	2/1/39	16,822	20,984
Georgia Power Co.	4.750%	9/1/40	9,893	10,780
Georgia Power Co.	4.300%	3/15/42	16,055	16,628
4 Massachusetts Electric Co.	5.900%	11/15/39	21,565	27,859
MidAmerican Energy Co.	4.250%	5/1/46	3,925	4,268
National Rural Utilities Cooperative Finance Corp.	5.450%	2/1/18	60,000	60,357
National Rural Utilities Cooperative Finance Corp.	2.950%	2/7/24	15,255	15,343
National Rural Utilities Cooperative Finance Corp.	2.850%	1/27/25	40,345	40,012
NextEra Energy Capital Holdings Inc.	3.550%	5/1/27	32,275	32,874
Northern States Power Co.	6.250%	6/1/36	50,000	67,150
Oglethorpe Power Corp.	5.950%	11/1/39	6,075	7,561
Oglethorpe Power Corp.	4.250%	4/1/46	16,545	16,257
Oglethorpe Power Corp.	5.250%	9/1/50	12,370	13,934
Pacific Gas & Electric Co.	4.250%	5/15/21	11,365	11,950
Pacific Gas & Electric Co.	3.850%	11/15/23	17,950	18,700
Pacific Gas & Electric Co.	3.750%	2/15/24	12,250	12,703
Pacific Gas & Electric Co.	5.800%	3/1/37	33,060	40,703
Pacific Gas & Electric Co.	6.350%	2/15/38	1,965	2,547
Pacific Gas & Electric Co.	6.250%	3/1/39	1,045	1,350
Pacific Gas & Electric Co.	5.400%	1/15/40	67,780	81,093
Pacific Gas & Electric Co.	5.125%	11/15/43	18,210	21,087
PacifiCorp	2.950%	6/1/23	29,675	30,149
PacifiCorp	5.900%	8/15/34	12,500	15,569
PacifiCorp	6.250%	10/15/37	36,635	49,274
PECO Energy Co.	5.350%	3/1/18	20,545	20,727
Potomac Electric Power Co.	6.500%	11/15/37	25,000	34,478
Public Service Electric & Gas Co.	5.300%	5/1/18	25,100	25,472
San Diego Gas & Electric Co.	6.000%	6/1/26	3,600	4,277
Sierra Pacific Power Co.	3.375%	8/15/23	34,040	35,180
South Carolina Electric & Gas Co.	5.800%	1/15/33	9,000	10,233
South Carolina Electric & Gas Co.	5.300%	5/15/33	610	681
South Carolina Electric & Gas Co.	6.050%	1/15/38	44,155	54,032
South Carolina Electric & Gas Co.	5.450%	2/1/41	650	746
South Carolina Electric & Gas Co.	4.350%	2/1/42	3,290	3,341
South Carolina Electric & Gas Co.	4.600%	6/15/43	7,251	7,613
South Carolina Electric & Gas Co.	4.100%	6/15/46	10,400	10,182
South Carolina Electric & Gas Co.	5.100%	6/1/65	29,850	32,800
Southern California Edison Co.	2.400%	2/1/22	4,295	4,277
Southern California Edison Co.	6.000%	1/15/34	7,695	9,875
Southern California Edison Co.	5.550%	1/15/37	50,475	63,051
Southern California Edison Co.	5.950%	2/1/38	40,000	52,522
Southern California Edison Co.	3.600%	2/1/45	3,560	3,537
Southern Co.	2.450%	9/1/18	9,395	9,434
Southern Co.	2.950%	7/1/23	48,400	48,410
Southern Co.	3.250%	7/1/26	30,885	30,410
Southern Co.	4.400%	7/1/46	15,635	16,455
Virginia Electric & Power Co.	2.750%	3/15/23	34,540	34,513
Virginia Electric & Power Co.	3.500%	3/15/27	16,025	16,501
Virginia Electric & Power Co.	6.000%	5/15/37	1,740	2,258
Wisconsin Electric Power Co.	5.700%	12/1/36	17,280	21,674
Wisconsin Public Service Corp.	6.080%	12/1/28	45,000	54,290
Natural Gas (0.2%)
4 Boston Gas Co.	3.150%	8/1/27	5,385	5,332

	15

Vanguard® Wellington Fund
Schedule of Investments
November 30, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	CenterPoint Energy Resources Corp.	4.500%	1/15/21	3,820	4,002
4	KeySpan Gas East Corp.	2.742%	8/15/26	25,345	24,528
	Nisource Finance Corp.	5.250%	2/15/43	14,588	17,012
	NiSource Finance Corp.	4.800%	2/15/44	10,370	11,552
	Sempra Energy	2.875%	10/1/22	27,530	27,528
	Sempra Energy	3.250%	6/15/27	80,765	79,859
	Other Utility (0.0%)
	American Water Capital Corp.	2.950%	9/1/27	9,975	9,862
					2,387,615

Total Corporate Bonds (Cost $20,725,629)					21,731,596

Sovereign Bonds (2.1%)
4	CDP Financial Inc.	4.400%	11/25/19	40,000	41,747
4	Electricite de France SA	4.600%	1/27/20	50,000	52,344
4	Electricite de France SA	4.875%	1/22/44	1,775	1,900
4	Electricite de France SA	4.950%	10/13/45	15,100	16,390
7	European Investment Bank	1.375%	1/15/18	49,100	66,486
	Export-Import Bank of Korea	1.750%	5/26/19	75,100	74,234
	International Bank for Reconstruction & Development	4.750%	2/15/35	40,000	50,794
	Japan Bank for International Cooperation	2.250%	2/24/20	52,670	52,638
	Japan Bank for International Cooperation	2.125%	6/1/20	32,682	32,538
	Japan Bank for International Cooperation	2.125%	7/21/20	40,250	40,023
8	Japan Treasury Discount Bill	0.000%	12/11/17	12,260,000	108,932
8	Japan Treasury Discount Bill	0.000%	12/18/17	12,260,000	108,925
8	Japan Treasury Discount Bill	0.000%	1/10/18	12,800,000	113,751
8	Japan Treasury Discount Bill	0.000%	1/15/18	12,827,000	113,995
8	Japan Treasury Discount Bill	0.000%	1/22/18	9,150,000	81,321
8	Japan Treasury Discount Bill	0.000%	2/19/18	9,300,250	82,666
4	Kingdom of Saudi Arabia	2.375%	10/26/21	31,330	30,586
4	Kingdom of Saudi Arabia	2.875%	3/4/23	48,885	48,272
	Korea Development Bank	2.875%	8/22/18	18,855	18,924
	Korea Development Bank	2.500%	3/11/20	78,800	78,252
4	Kuwait	2.750%	3/20/22	4,255	4,254
4	Mexico City Airport Trust	5.500%	7/31/47	39,150	39,223
	Petroleos Mexicanos	5.500%	2/4/19	13,315	13,806
	Province of Ontario	4.000%	10/7/19	56,415	58,330
	Province of Ontario	4.400%	4/14/20	50,000	52,555
	Province of Ontario	2.500%	4/27/26	40,160	39,327
	Province of Quebec	2.500%	4/20/26	145,430	142,953
4	Sinopec Group Overseas Development 2015 Ltd.	2.500%	4/28/20	62,500	62,286
4	Sinopec Group Overseas Development 2015 Ltd.	3.250%	4/28/25	62,500	62,179
4	Sinopec Group Overseas Development 2017 Ltd.	3.000%	4/12/22	31,000	31,093
4	State Grid Overseas Investment 2014 Ltd.	2.750%	5/7/19	51,455	51,714
4	State Grid Overseas Investment 2016 Ltd.	2.750%	5/4/22	62,480	62,078
4	State Grid Overseas Investment 2016 Ltd.	3.500%	5/4/27	28,630	28,747
4	State of Qatar	5.250%	1/20/20	53,430	56,232
4	State of Qatar	2.375%	6/2/21	55,190	54,151
	Statoil ASA	2.250%	11/8/19	22,515	22,558
	Statoil ASA	2.900%	11/8/20	57,210	58,164
	Statoil ASA	2.750%	11/10/21	32,860	33,257
	Statoil ASA	2.450%	1/17/23	15,017	14,863
	Statoil ASA	2.650%	1/15/24	14,000	13,899
	Statoil ASA	3.700%	3/1/24	25,320	26,500
	Statoil ASA	3.250%	11/10/24	29,975	30,651
4	Temasek Financial I Ltd.	2.375%	1/23/23	45,150	44,670
	United Mexican States	4.000%	10/2/23	13,956	14,659
	United Mexican States	4.750%	3/8/44	9,750	9,930

Total Sovereign Bonds (Cost $2,223,746)					2,242,797

Taxable Municipal Bonds (1.9%)
	Atlanta GA Downtown Development Authority
	Revenue	6.875%	2/1/21	5,520	5,948

		16

Vanguard® Wellington Fund
Schedule of Investments
November 30, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Bay Area Toll Authority California Toll Bridge Revenue
(San Francisco Bay Area)	6.263%	4/1/49	33,765	48,982
Bay Area Toll Authority California Toll Bridge Revenue
(San Francisco Bay Area)	7.043%	4/1/50	33,915	52,800
California GO	5.700%	11/1/21	16,840	18,905
California GO	7.550%	4/1/39	43,215	66,879
California GO	7.300%	10/1/39	11,800	17,473
California GO	7.350%	11/1/39	66,875	99,132
California GO	7.625%	3/1/40	3,510	5,427
California GO	7.600%	11/1/40	34,800	54,992
Chicago IL Metropolitan Water Reclamation District GO	5.720%	12/1/38	8,545	11,041
Chicago IL O'Hare International Airport Revenue	6.845%	1/1/38	25,680	27,863
Chicago IL O'Hare International Airport Revenue	6.395%	1/1/40	8,970	12,268
Chicago IL Transit Authority Sales Tax Receipts
Revenue	6.200%	12/1/40	1,790	2,296
Chicago IL Transit Authority Transfer Tax Receipts
Revenue	6.899%	12/1/40	29,855	40,452
Chicago IL Transit Authority Transfer Tax Receipts
Revenue	6.899%	12/1/40	54,480	73,817
Dallas TX Area Rapid Transit Revenue	5.999%	12/1/44	29,925	40,435
Georgia Municipal Electric Power Authority Revenue	6.637%	4/1/57	52,130	65,852
Grand Parkway Transportation Corp. Texas System Toll
Revenue	5.184%	10/1/42	40,435	48,981
Houston TX GO	6.290%	3/1/32	23,255	27,124
Illinois Finance Authority	4.545%	10/1/18	29,580	30,054
Illinois GO	5.100%	6/1/33	44,360	44,085
Illinois Toll Highway Authority Revenue	6.184%	1/1/34	29,200	37,794
Kansas Development Finance Authority Revenue	4.927%	4/15/45	10,350	11,649
9 Kansas Development Finance Authority Revenue
(Public Employees Retirement System)	5.501%	5/1/34	50,000	60,143
Los Angeles CA Community College District GO	6.750%	8/1/49	13,625	20,774
Los Angeles CA Unified School District GO	5.750%	7/1/34	55,325	70,867
Louisville & Jefferson County KY Metropolitan Sewer
District Sewer & Drainage System Revenue	6.250%	5/15/43	19,000	25,121
Maryland Transportation Authority Facilities Projects
Revenue	5.888%	7/1/43	21,685	28,660
Massachusetts School Building Authority Dedicated
Sales Tax Revenue	5.715%	8/15/39	22,105	27,966
New Jersey Turnpike Authority Revenue	7.414%	1/1/40	35,285	53,891
New Jersey Turnpike Authority Revenue	7.102%	1/1/41	4,000	5,894
New York City NY Municipal Water Finance Authority
Water & Sewer System Revenue	5.790%	6/15/41	2,030	2,207
New York City NY Municipal Water Finance Authority
Water & Sewer System Revenue	5.882%	6/15/44	16,995	23,442
New York Metropolitan Transportation Authority
Revenue	6.814%	11/15/40	4,000	5,677
New York Metropolitan Transportation Authority
Revenue (Dedicated Tax Fund)	7.336%	11/15/39	10,860	16,690
New York Metropolitan Transportation Authority
Revenue (Dedicated Tax Fund)	6.089%	11/15/40	16,085	21,363
New York State Urban Development Corp. Revenue	2.100%	3/15/22	135,865	135,054
North Texas Tollway Authority System Revenue	6.718%	1/1/49	61,100	91,377
Oregon Department of Transportation Highway User
Tax Revenue	5.834%	11/15/34	25,930	33,283
Oregon GO	5.902%	8/1/38	19,510	24,654
9 Oregon School Boards Association GO	5.528%	6/30/28	50,000	58,103
Port Authority of New York & New Jersey Revenue	5.859%	12/1/24	12,735	15,248
Port Authority of New York & New Jersey Revenue	6.040%	12/1/29	10,455	13,364
Port Authority of New York & New Jersey Revenue	4.458%	10/1/62	48,460	54,883
Port Authority of New York & New Jersey Revenue	4.810%	10/15/65	21,985	26,134
Regents of the University of California Revenue	3.063%	7/1/25	49,360	50,120
San Antonio TX Electric & Gas Systems Revenue	5.985%	2/1/39	11,890	15,969
Stanford University	6.875%	2/1/24	34,745	42,331
Stanford University	7.650%	6/15/26	29,000	38,494

	17

Vanguard® Wellington Fund
Schedule of Investments
November 30, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
University of California Regents Medical Center
Revenue	6.548%	5/15/48	18,650	26,106
University of California Regents Medical Center
Revenue	6.583%	5/15/49	21,260	29,574
University of California Revenue	4.601%	5/15/31	21,975	24,704
University of California Revenue	5.770%	5/15/43	24,325	31,527
University of California Revenue	4.765%	5/15/44	5,980	6,448
University of California Revenue	3.931%	5/15/45	22,370	22,865

Total Taxable Municipal Bonds (Cost $1,660,068)				1,947,182

			Shares

Temporary Cash Investments (3.4%)
Money Market Fund (0.0%)
10,11 Vanguard Market Liquidity Fund	1.309%		289,611	28,964

			Face
			Amount
			($000)
Repurchase Agreements (1.5%)
Bank of America Securities, LLC (Dated 11/30/17,
Repurchase Value $129,004,000 collateralized by
Federal Home Loan Mortgage Corp. 3.500%-4.500%,
6/1/25-12/1/47, Federal National Mortgage Assn.
3.000%-3.500%, 1/1/26-6/1/46, Government National
Mortgage Assn. 3.180%-4.500%, 3/15/41-11/15/52,
with a value of $131,580,000)	1.050%	12/1/17	129,000	129,000
Citigroup Global Markets Inc.(Dated 11/30/17,
Repurchase Value $380,611,000 collateralized by
U.S. Treasury Note/Bond 1.143%-7.875%, 7/31/18-
5/15/46, with a value of $388,212,000)	1.030%	12/1/17	380,600	380,600
Deutsche Bank Securities, Inc.(Dated 11/30/17,
Repurchase Value $13,400,000 collateralized by U.S.
Treasury Note/Bond 1.750%, 11/30/19, with a value
of $13,668,000)	1.030%	12/1/17	13,400	13,400
HSBC Bank USA(Dated 11/30/17, Repurchase Value
$175,005,000 collateralized by U.S. Treasury
Note/Bond 1.750%-3.750%, 11/15/18-8/15/23, with a
value of $177,927,000)	1.020%	12/1/17	175,000	175,000
HSBC Bank USA(Dated 11/30/17, Repurchase Value
$12,900,000 collateralized by Federal National
Mortgage Assn. 3.500%, 12/1/46, with a value of
$13,122,000)	1.030%	12/1/17	12,900	12,900
RBC Capital Markets LLC(Dated 11/30/17, Repurchase
Value $304,709,000 collateralized by Federal Home
Loan Mortgage Corp. 3.000%-3.500%, 12/1/46-
11/1/47, Federal National Mortgage Assn. 2.500%-
3.500%, 1/1/32-11/1/47, Government National
Mortgage Assn. 2.500%-4.000%, 10/20/46-11/20/47,
U.S. Treasury Note/Bond 2.000%-3.000%, 6/30/24-
11/15/45, with a value of $310,794,000)	1.030%	12/1/17	304,700	304,700
TD Securities (USA) LLC(Dated 11/30/17, Repurchase
Value $326,210,000 collateralized by Federal Home
Loan Mortgage Corp. 4.000%, 9/1/47, Federal
National Mortgage Assn. 3.500%-4.000%, 4/1/47-
9/1/47, with a value of $332,724,000)	1.050%	12/1/17	326,200	326,200

	18

Vanguard® Wellington Fund
Schedule of Investments
November 30, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Wells Fargo & Co.(Dated 11/30/17, Repurchase Value
	$271,008,000 collateralized by Federal Home Loan
	Mortgage Corp. 2.500%-4.000%, 11/1/32-11/1/47,
	Federal National Mortgage Assn. 2.701%-4.500%,
	10/1/27-11/1/47, with a value of $276,420,000)	1.050%	12/1/17	271,000	271,000
					1,612,800
Commercial Paper (1.8%)
	Abbey National North	1.312%	1/8/18	150,000	149,806
12	Apple Inc.	1.171%	12/8/17	50,000	49,994
12	Bank Nederlandse Gemeenten NV	1.251%	12/15/17	200,000	199,922
	Bank of Tokyo-Mitsubishi UFJ Ltd.
	(New York Branch)	1.222%	12/5/17	50,000	49,998
	BNP Paribas SA (New York Branch)	1.161%	12/18/17	50,000	49,977
12	BPCE SA	1.171%	12/8/17	100,000	99,987
12	Canadian Imperial Bank of Commerce	1.156%	12/15/17	200,000	199,928
	Credit Agricole CIB (New York)	1.161%	12/12/17	150,000	149,961
12	DNB Bank ASA	1.161%	12/4/17	50,000	49,998
12	DNB NOR Bank ASA	1.262%	1/4/18	125,000	124,859
12	KFW	1.292%	1/16/18	171,000	170,720
12	MetLife Short Term Funding LLC	1.302%	1/9/18	57,000	56,924
12	Societe Generale SA	1.300%	12/5/17	150,000	149,995
12	Toronto Dominion Bank	1.287%	12/5/17	150,000	149,835
12	Wal-Mart Stores, Inc.	1.161%	12/4/17	150,000	149,995
12	Wal-Mart Stores, Inc.	1.161%	12/8/17	50,000	49,994
					1,851,893
Certificate of Deposit (0.1%)
	Bank of Tokyo-Mitsubishi UFJ Ltd.
	(New York Branch)	1.220%	12/14/17	100,000	99,967

Total Temporary Cash Investments (Cost $3,593,468)					3,593,624

Total Investments (99.8%) (Cost $77,529,823)					105,317,980
Other Assets and Liabilities—Net (0.2%)					239,884

Net Assets (100%)					105,557,864

^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $29,182,000.
* Non-income-producing security.
1 Securities with a value of $3,918,000 have been segregated as collateral for open forward currency contracts.
2 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
3 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal
Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
4 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2017, the aggregate value of these securities was $4,843,704,000, representing 4.6% of net assets.
5 Adjustable-rate security based upon 3-month USD LIBOR plus spread.
6 Adjustable-rate security.
7 Face amount denominated in British pounds.
8 Face amount denominated in Japanese yen.
9 Scheduled principal and interest payments are guaranteed by AGM (Assured Guaranty Municipal Corporation).
10 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
11 Includes $28,884,000 of collateral received for securities on loan. The fund received additional collateral of $1,328,000 on the next business day.
12 Security exempt from registration under Section 4(2) of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration only to dealers in that program or other "accredited investors." At November 30, 2017, the aggregate value of these securities was
$1,452,151,000, representing 1.4% of net assets.
ADR—American Depositary Receipt.
GO—General Obligation Bond.
USD—United School District.

19

© 2018 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

SNA210 012018

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Vanguard Wellington Fund

In our opinion, the accompanying statement of net assets – investments summary and the related statements of operations and of changes in net assets and the financial highlights (included in Item 1 of this Form N-CSR) and the schedule of investments (included in Item 6 of this Form N-CSR) present fairly, in all material respects, the financial position of Vanguard Wellington Fund (the "Fund") as of November 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements, financial highlights, and schedule of investments (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of November 30, 2017 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

January 16, 2018

PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1800, 2001 Market Street, Philadelphia, PA 19103-7042
T: (267) 330 3000, F: (267) 330 3300, www.pwc.com/us

Item 7 : Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.

Not Applicable.

Item 8 : Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9 : Purchase of Equity Securities by Closed-End Management Investment Company and
Affiliated Purchasers.

Not Applicable.

Item 10 : Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11 : Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control Over Financial Reporting. There were no significant changes in Registrant s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12 : Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not Applicable.

Item 13 : Exhibits. (a) Code of Ethics. (b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD WELLINGTON FUND

BY:	/s/ MORTIMER J. BUCKLEY*
MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER

Date: January 22, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD WELLINGTON FUND

BY:	/s/ MORTIMER J. BUCKLEY *
MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER
Date: January 22, 2018
VANGUARD WELLINGTON FUND
BY:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER
Date: January 22, 2018

* By: /s/ Anne E. Robinson Anne E. Robinson, pursuant to a Power of Attorney filed on January 18, 2018 see file Number 33-32216, Incorporated by Reference.